UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Global Industrial Company
(Name of Registrant as Specified in Its Charter)

________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 26, 2023

Dear Fellow Stockholders:

We are pleased to invite you to attend virtually the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Global Industrial Company on Monday, June 5, 2023 at 12:00 p.m. Eastern Time. The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save Global Industrial and our stockholders time and money.

At the Annual Meeting, stockholders will vote on the matters described in the accompanying Notice of 2023 Annual Meeting of Stockholders and Proxy Statement and any other matters properly brought before the Annual Meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time, lowering the costs and reducing the environmental impact of the Annual Meeting.

The Notice of 2023 Annual Meeting of Stockholders on the following page contains instructions on how to vote by Internet, by telephone or, if you received a proxy card, by mail.

Please take the time to carefully read the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement that follow. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or, if you received a proxy card, by signing and dating your proxy card and returning it by mail in the enclosed postage-paid envelope.

We look forward to your participation in the Annual Meeting.

Sincerely,

Barry Litwin
Chief Executive Officer

Global Industrial Company
11 Harbor Park Drive
Port Washington, NY 11050

Notice of 2023 Annual Meeting of Stockholders

Date and Time:	Monday, June 5, 2023 at 12:00 p.m. Eastern Time

Location:
The annual meeting of stockholders (the "Annual Meeting") of Global Industrial Company (the "Company" or "Global Industrial") will be a completely virtual meeting of stockholders, which will be held via live audio webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2023, and using your 16-digit control number. Because the Annual Meeting is virtual and being held via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the Annual Meeting online are more fully described in the Proxy Statement.

Purpose:	(1)To vote on the election of the eight director nominees named in the Proxy Statement.

(2)To vote on the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023

(3)To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

(4)To vote on an advisory (non-binding) basis on the frequency of future advisory votes on executive compensation.

(5)To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who may vote:	Stockholders of record at the close of business on April 11, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement.

By order of the Board of Directors,
Adina G. Storch, Esq.
Senior Vice President, General Counsel and Corporate Secretary
April 26, 2023

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 5, 2023. The Notice of the 2023 Annual Meeting of Stockholders, the Proxy Statement and the 2022 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

Global Industrial Company 2023 Proxy Statement

Proxy Statement Executive Summary
The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.
Information About Our 2023 Annual Meeting of Stockholders

DATE AND TIME:	Monday, June 5, 2023 at 12:00 p.m. Eastern Time
LOCATION:	Visit www.virtualshareholdermeeting.com/GIC2023 and use your 16-digit control number
RECORD DATE:	Tuesday, April 11, 2023
Items of Business and Board of Directors' Vote Recommendations

Proposal		Board Vote Recommendation	Page Number
Proposal 1:	To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualify	✓ FOR each director nominee	Page 14
Proposal 2:	To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023	✓ FOR	Page 69
Proposal 3:	Advisory (non-binding) vote to approve the compensation of the Company's named executive officers	✓ FOR	Page 71
Proposal 4:	Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation	1 Year	Page 72
Our Directors (Pages 14-17)

Name	Age	Director Since	Independent	AC	CC	N/CGC	EC
Richard B. Leeds(1)	63	1995	No
Bruce Leeds	67	1995	No
Robert Leeds	67	1995	No
Barry Litwin(2)	56	2017	No
Chad M. Lindbloom(3)	58	2017	Yes	C	C
Paul S. Pearlman(3)	69	2019	Yes
Robert D. Rosenthal(3)	74	1995	Yes			C
Thomas R. Suozzi	60	2023	Yes
(1)    Executive Chairman of the Board
(2)    Chief Executive Officer
(3)    Audit Committee Financial Expert
KEY: AC = Audit Committee CC = Compensation Committee
N/CGC = Nominating/Corporate Governance Committee EC = Executive Committee
= Member C = Chair

Global Industrial Company 2023 Proxy Statement | 1

Information About Our Board and Principal Committees (Pages 24-27)

	Number of Members	Independent	Number of Meetings During 2022
Full Board of Directors	8	50%	11
Audit Committee	3	100%	8
Compensation Committee	4	100%	5
Nominating/Corporate Governance Committee	4	100%	5

Our Corporate Governance (Page 18)
We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Please refer to the table on page 18 of this Proxy Statement for a more detailed description of our corporate governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors	X	No Supermajority Voting Requirements
✓	Annual Board and Committee Self-Evaluations	X	No Poison Pill
✓	Regular Executive Sessions of Independent Directors	X	No Classified Board
✓	Active Board and/or Committee Oversight of Risk Management, Cybersecurity and ESG	X	No Material Restrictions on Stockholder Rights
✓	Strong Lead Independent Director, Elected Annually by and from the Independent Directors	X	No Overboarded Directors

Our Pay and Governance Practices (Page 41)
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests. Please refer to the table on page 41 of this Proxy Statement for a more detailed description of our pay and governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	Pay for Performance Alignment	X	Starting in 2023 No Dividends on Unearned Performance-Based Equity Awards
✓	Caps on Payouts of Annual Non-Equity Incentive Compensation	X	No Stock Trading Plans Without Committee Approval and Oversight
✓	Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders	X	No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking
✓	“Double-trigger” Change in Control Provisions for Equity Awards	X	No Supplemental Retirement Benefits for Executives
✓	Independent Compensation Committee Advised by Independent Compensation Consultant	X	No Liberal Share Recycling

2 | Global Industrial Company 2023 Proxy Statement

Corporate Responsibility at Global Industrial (Page 29)
As our name suggests, we at Global Industrial think of our corporate responsibility in global terms. As citizens of a global community, we embrace responsible environmental, social and governance ("ESG") stewardship as an essential part of our mission to build a successful business, and to affirm and align with the expectations of our stakeholders, which include our associates, customers, suppliers and stockholders. As stakeholder expectations change and evolve, including around ESG matters, we are committed to changing and evolving with them. We have a strong foundation upon which to do so, which includes investing in infrastructure and innovation, trusting and empowering our associates, supporting local communities in which our associates work and live, embracing a conservative approach to our own resource use, and providing products and services to our customers designed specifically to reduce resource consumption throughout their supply chains.

Environmental, Social and Governance Initiatives (Pages 29-33)
In 2021, we established a cross-disciplinary ESG Task Force to lead our ESG efforts. The ESG Task Force includes members from the Legal, Merchandising, Operations and Human Resources departments. The ESG Task Force not only gathered data about previous and ongoing ESG initiatives throughout our various business units, but also continues its working by charting ESG objectives for the Company moving forward. The progress of the ESG Task Force is tracked on an ongoing basis and is subject to oversight by management, our Nominating/Corporate Governance Committee and our Board.

In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise. The Nominating/Corporate Governance Committee and Board fulfilled this commitment in the nomination and vetting process recently undertaken resulting in the appointment of Mr. Suozzi to our Board.

In September 2022, we released our inaugural ESG report available at www.globalindustrial.com/esg. Our inaugural report provides an overview of our ESG efforts and highlights our commitment to ESG initiatives looking forward. The creation of the ESG Report and the initiatives included reflect the universal commitment of our Board, executive team and our associates to our corporate mission of responsible stewardship.

We believe that these recent initiatives at the highest level of Global Industrial underscore the importance we place on ESG initiatives, and communicates a message to our various stakeholders, internal and external, that sustainability, diversity and inclusion are among our highest priorities as we continue to advance our business objectives.
We Support Our Associates’ Professional Development
We seek people that embody our core values, and work to give them a reason to stay. Through our values, we empower our human capital. Global Industrial offers a variety of formal and informal learning opportunities. We provide an online learning center so our associates can improve their skills and increase their value. In 2022, we launched a quarterly development series called “Path to Professionalism,” which is open to all associates in a supervisory role. In 2021, we launched a formal half-day leadership workshop, led by a professional executive coach, to help managers hone in on their leadership skills and ensure they are managing their teams in accordance with our Mission, Vision & Core Values.

We also encourage associates to expand their personal and professional growth through formal education of their own choosing. The Company offers tuition support in associate-selected areas of study. Full-time associates who have worked for the Company for at least three months may submit for partial reimbursement of academic tuition in their chosen areas of study. We invest in our associates to provide them with an opportunity to further develop their skills and knowledge, with an aim in creating a positive impact on their personal and professional growth.

Global Industrial Company 2023 Proxy Statement | 3

We Support Our Associates' Health and Safety

The Company values safety across all levels of the organization. We believe that every associate has the right and responsibility to continually seek to prevent injuries and build a safe environment for everyone. The prevention of occupationally-induced injuries and illnesses is of paramount importance to our organization.

Our distribution center management trains our distribution center associates to abide by federal, state, and local laws and regulations, but also to go above and beyond to protect each team member. Associates are trained to remind each other of our safety principles and to proactively identify and mitigate risks.

The Company distributes weekly safety presentations to each member of distribution center management. These presentations contain a weekly safety theme, with specific daily pointers to achieve that safety objective. The daily topic is covered with distribution center associates before each shift starts in an effort to improve team communication and perpetually reinforce the Company’s commitment to safety.

We have implemented local safety committees at each distribution center to provide oversight, training, education, guidance and support to enhance the Company’s positive safety culture.

We Support a Positive Work Culture for our Associates

The Company has made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. Harassment on the basis of race, color, religion, creed, national origin, citizenship, age, disability, pregnancy, sexual orientation, sexual preference, sexual identification, marital status, veteran status, domestic violence victim status, or any other category protected by federal, state, or local law is prohibited at our facilities, Company-sponsored events, work-related travel, over electronic systems or through social media.

Management and associates alike are subject to our Corporate Ethics Policy and Corporate Governance Guidelines and Principles. Global Industrial requires all associates to complete Code of Conduct and Ethics and Harassment Prevention trainings regularly.

We Support Community Outreach

Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. The greatest contribution we believe we can make is to serve our customers and create opportunities for our associates within these communities. Over the years, Global Industrial has supported dozens of local and national non-profit organizations through charitable contributions and in-kind donations. In 2021, we began the process of restructuring our approach to community outreach to better align with our Mission, Vision & Core Values. Through the evolution of our enhanced community engagement, we support partners and programs that empower our local communities.

For example, in 2022, we had the privilege to support a charitable organization that provides leadership training and life skills education to girls in underserved communities.

Additionally, in 2022 in recognition of Autism Awareness Month, the Company hosted a toy and school supply drive. We further endorsed neurodiversity by supporting a local organization that employs young adults on the autism spectrum.

During the end of the year holidays, each of our facilities sponsors a local holiday donation drive to enable associates to donate items to those in need in their local areas. Recently, we sponsored food drives at each of our facilities.

4 | Global Industrial Company 2023 Proxy Statement

Below are some highlights of our commitment to Environmental, Social and Governance principles:

Environmental	Social	Governance
•Foam Reduction Initiative Targeted for 2025: Global Industrial has begun to implement a “No Foam” initiative targeted at eliminating the use of foam packaging materials for Global Industrial Exclusive Brands™ products, absent unforeseen circumstances, by the end of 2025. Global Industrial Exclusive Brands™ include products from the Global Industrial®, Nexel® and Interion® lines.

•We Support Our Associates' Health and Safety: The Company values safety across all levels of the organization. We believe that every associate has the right and responsibility to continually seek to prevent injuries and build a safe environment for everyone. The prevention of occupationally-induced injuries and illnesses is of paramount importance to our organization.

•Independent Board Committees: Our Board’s principal committees, Audit, Compensation, and Nominating/Corporate Governance, are composed entirely of independent directors. The independent directors meet regularly in executive sessions without management. We have an independent Lead Director, who presides over the executive sessions of the independent directors and, as needed, acts as principal interlocutor between the independent and non-independent directors.

•Package Size Optimization: In our distribution centers, we use a software platform that optimizes and reduces the size of cardboard boxes when packaging our products. The platform endeavors to match product size to box size as closely as possible in an effort to improve space efficiency while reducing consumption of packaging materials.

•We Support a Positive Work Culture for Our Associates: The Company has made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. We also promote our associates’ continued personal and professional development, through programs such as tuition assistance and access to online learning programs. In 2022 and 2023, the Company hosted a Women’s Leadership Forum and special programming in recognition of Black History Month.

•Board Oversight of Risk Management, Cybersecurity and ESG: The Board is responsible for the oversight of Global Industrial’s risk management process. Risk management is a recurring Board quarterly agenda item and is considered an essential part of business and operations planning. The Audit and Nominating/Corporate Governance Committees, respectively, exercise oversight of cybersecurity and ESG progress and initiatives.

•Efficient Shipping Practices: In addition to using software designed to optimize box selection when packaging our products, Global Industrial also strives to ensure, where possible, that in-stock Global Industrial Exclusive Brands™ products are shipped to our customers, from the distribution center closest to the delivery address. Shipping from the nearest distribution center increases efficiency while decreasing shipping time and fuel emissions.

•We Support Community Outreach: Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. In 2022 in recognition of Autism Awareness Month, the Company hosted a toy and school supply drive. We further endorsed neurodiversity by supporting a local organization that employs young adults on the autism spectrum.
•Favorable Voting Practices: Annual election of directors by plurality vote, with no classified Board.

Human Capital Management (page 34)
We view responsible human capital management through both a quantitative and qualitative lens. At Global Industrial we believe that the first principle in responsible stewardship of human capital is ensuring that it is composition-based: developing a workforce that represents diversity of gender, race and ethnicity as well as diversity of skill and experience. Pursuit of these diversity goals fulfills a dual purpose of fostering employee wellness and inclusion, thereby enhancing a positive work culture, while also leading to higher quality decision-making that results from considering diverse perspectives and viewpoints.

Global Industrial Company 2023 Proxy Statement | 5

Our Commitment to Diversity, Equity and Inclusion (page 35)

Consistent with the Company’s philosophy of inclusion, we continually strive to improve our inclusiveness initiatives, and look forward to improving metrics with respect to other historically underrepresented populations within our workforce as we continue to pursue our ESG initiatives. In 2022 and 2023, the Company hosted a Women’s Leadership Forum and special programming in recognition of Black History Month.

Our commitment to diversity and inclusion is exemplified by the composition of Global Industrial’s workforce. The makeup of our executive management team reflects our commitment to enhancing diversity with respect to gender, ethnicity and professional experience.

Under the Company’s new executive leadership, we have made important strides in gender diversity. Since Mr. Litwin’s appointment as CEO in January 2019, diversity of gender on the Company’s senior leadership team (comprising our Senior Vice Presidents) has increased by over 20 percentage points.

The Company’s significant progression toward gender diversity in its top executive leadership is represented below:
In July 2022, following the Company's 2021 recognition by Comparably for having one of the "Best CEOs for Women," the Company won an additional Comparably award for one of the "Best Leadership Teams."
We value not only the diversity of experience these professionals bring to our executive management, but also diversity of perspective they bring to our collective approach to problem solving. This commitment to diversity and inclusion is mirrored in the composition of Global Industrial’s workforce. Our worldwide workforce is made up of a diverse group of associates. In our most recent U.S. EEO-1 data as of December 2022, the demographic breakdown for self-reporting associates was 44% female and 56% male, and minorities constituted 55% of our workforce. The diversity of our associates is a top priority for the Company.

6 | Global Industrial Company 2023 Proxy Statement

Independent Auditor (Page 69)
Ernst & Young LLP, an independent registered public accounting firm, served as the Company's independent auditor for fiscal year 2022. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2023. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of the Company's independent auditor for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about the fees billed to us by Ernst & Young LLP for services during fiscal years 2022 and 2021, all of which were pre-approved by the Audit Committee:

Fee Category	2022 ($)	2021 ($)
Audit fees(1)	1,338,100	1,279,100
Audit-related fees(2)	0	0
Tax fees(3)	0	0
All other fees(4)	54,500	5,000
Total	1,392,600	1,284,100
(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2022 or 2021.
(4)     Consists of fees billed for other professional services rendered to the Company.

Global Industrial Company 2023 Proxy Statement | 7

PROXY STATEMENT

General Information
These proxy materials are being furnished to solicit proxies on behalf of the Board of Directors of Global Industrial Company for use at the Annual Meeting of Stockholders to be held virtually via live audio webcast on Monday, June 5, 2023 at 12:00 p.m. Eastern Time, or at any adjournments or postponements thereof.

The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GIC2023 (the "Annual Meeting Website"), where you will be able to listen to and participate in the meeting live, submit questions and vote online.

These proxy materials include our Proxy Card, the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement. These proxy materials and the Annual Report to Stockholders for the fiscal year ended December 31, 2022 (the "2022 Annual Report") are being sent or made available to our stockholders commencing on April 26, 2023.
Notice of Internet Availability of Proxy Materials
We have implemented the Securities and Exchange Commission's “Notice Only” rule that allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies. As a result, beginning on or about April 26, 2023, we mailed to our stockholders of record on April 11, 2023 a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials over the Internet and vote online. By furnishing a Notice and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of the Annual Meeting.
The Notice is not a proxy card and cannot be used to vote your shares. If you received a Notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.
If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.
Record Date
We have fixed the close of business on April 11, 2023 as the record date for determining our stockholders entitled to Notice of and to vote at the Annual Meeting.
On that date, we had 38,017,076 shares of common stock outstanding. Stockholders as of the record date will have one vote per share on each voting matter.
Quorum
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy, is necessary to constitute a quorum.

Abstentions and “broker non-votes” (discussed below) will be counted as present for purposes of establishing a quorum.

8 | Global Industrial Company 2023 Proxy Statement

How to Vote
Stockholders of record. If you are a “stockholder of record” (meaning your shares are registered in your name with our transfer agent, Broadridge) as of the close of business on April 11, 2023 (the record date for the Annual Meeting) you may vote either virtually at the Annual Meeting or by proxy.

During the Annual Meeting, you will be able to vote through the virtual portal at www.virtualshareholdermeeting.com/GIC2023.

If you decide to vote by proxy, you may do so in any one of the following three ways:

You may vote your shares 24 hours a day by logging on to a secure website, www.proxyvote.com, and following the instructions provided. You will need to enter the identifying information that appears on your proxy card or the Notice. The Internet voting system allows you to confirm that your votes were properly recorded.

You may vote your shares 24 hours a day by calling the toll free number (800) 690-6903, and following instructions provided by the recorded message. You will need to enter the identifying information that appears on your proxy card or the Notice. As with the Internet voting system, you will be able to confirm that your votes were properly recorded.

If you received a proxy card, you may mark, sign and date your proxy card and return it by mail in the enclosed postage-paid envelope.

Proxies submitted over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on June 4, 2023.

Beneficial owners. If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, bank or other nominee holds shares on your behalf), you may vote virtually at the Annual Meeting only if you obtain a legal proxy from the nominee that holds your shares. Alternatively, you may vote by completing, signing and returning the voting instruction form that the nominee provides to you or by following any telephone or Internet voting instructions described on the voting instruction form, the Notice or other materials that the nominee provides to you.

No matter in what form you own your shares, we encourage you to vote promptly.
About the Virtual Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders held exclusively by a live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting and vote online during the open poll section of the meeting.

If you are a stockholder of record as of the close of business on April 11, 2023, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2023. You will need to enter the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials (the "Control Number").

If you are a stockholder holding your shares in “street name” as of the close of business on April 11, 2023, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee holder. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your broker, bank or other nominee holder.

Global Industrial Company 2023 Proxy Statement | 9

The Annual Meeting will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/GIC2023, or you may type it into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the Annual Meeting Website at or before the time that matters are brought before the Annual Meeting for consideration.
Votes Required to Adopt the Proposals
➢    Proposal 1 – The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to elect the nominated directors to the Board.
➢    Proposal 2 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023.
➢    Proposal 3 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.
➢    Proposal 4 – The vote on the frequency of future advisory votes on executive compensation is advisory only and is not binding on the Company or the Board. However, the Company and the Board will consider the frequency receiving the most votes when deciding how often to have advisory Say-on-Pay votes in the future. Stockholders can choose one of four options for this proposal: 1 Year, 2 Years, 3 Years or Abstain.

Messrs. Richard, Bruce and Robert Leeds (each a director and officer of the Company), together with trusts for the benefit of certain members of their respective families and other entities controlled by them, as applicable, beneficially owned as of our record date more than 50% of the shares outstanding, and they have each separately advised us that they intend to vote all such shares they each have the power to vote in accordance with the recommendations of the Board on each of the proposals identified above, which will be sufficient to constitute a quorum and to determine the outcome of each proposal.
How Shares Will Be Voted
Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted, as to all enumerated proposals in accordance with the Board's recommendations. If any other matters properly come before the Annual Meeting, the persons named in the proxy will vote at their discretion.
List of Stockholders
A list of our stockholders satisfying the requirements of Section 219 of the Delaware General Corporation Law will be available for inspection for any purpose germane to the Annual Meeting for the ten days prior to the Annual Meeting. If you want to inspect the stockholder list, email investinfo@globalindustrial.com to schedule an appointment. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting Website for those stockholders who choose to attend.
Changing or Revoking Your Proxy
Your virtual attendance at the Annual Meeting will not automatically revoke your proxy.
Stockholders of record. If you are a stockholder of record, you may change or revoke your proxy at any time before a vote is taken at the Annual Meeting by executing and forwarding to us a later-dated proxy or by voting a later proxy over the telephone or the Internet or by virtually attending the Annual Meeting and voting.

10 | Global Industrial Company 2023 Proxy Statement

Beneficial owners. If you are a beneficial owner of shares, you should check with your broker, bank or other nominee that holds your shares to determine how to change or revoke your vote.
Abstentions
➢    Proposal 1 – Abstentions will have no effect on the election of directors.
➢    Proposal 2 – Abstentions will have the same effect as a negative vote regarding the ratification of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023.
➢    Proposal 3 – Abstentions will have the same effect as a negative vote regarding the approval of the compensation of the Company's named executive officers.
➢    Proposal 4 – Abstentions will have no effect on the approval of the frequency of future advisory votes on executive compensation.
Broker Non-Votes
A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because they do not have discretionary voting power for that proposal and have not received instructions from the beneficial owner.
If you are a beneficial owner whose shares are held by a broker, as stated above you must instruct the broker how to vote your shares. If you do not provide voting instructions, your broker is not permitted to vote your shares on Proposal 1 (Election of Directors), Proposal 3 (Approval of the Compensation of the Company's Named Executive Officers) and Proposal 4 (Approval of the Frequency of Future Advisory Votes on Executive Compensation).

In the absence of voting instructions, the broker may only register your shares as being present at the Annual Meeting for purposes of determining a quorum and may vote your shares on Proposal 2 only (Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2023).
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1932, as amended (the “Exchange Act”). When used in this Proxy Statement, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except to the extent required under applicable law.

Global Industrial Company 2023 Proxy Statement | 11

Frequently Asked Questions
Why am I receiving this Proxy Statement?
This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of 2023 Annual Meeting of Stockholders. This solicitation is made by the Company on behalf of our Board of Directors.

Who is entitled to vote at the Annual Meeting?
If you held shares of common stock of the Company at the close of business on April 11, 2023, you may vote at the Annual Meeting. Each share is entitled to one vote on each matter presented for consideration and action at the Annual Meeting.

In order to vote, you must either designate a proxy to vote on your behalf or attend the Annual Meeting and vote your shares online during the open poll section of the meeting. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

What are the voting rights of stockholders?
Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

What am I being asked to vote on, and what are the Board of Directors’ voting recommendations?
Proposal 1: To vote on the election of the eight director nominees named in this Proxy Statement.

Proposal 2: To vote on the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2023.

Proposal 3: To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

Proposal 4: To vote on an advisory (non-binding) basis on the frequency of future advisory votes on executive compensation.

The Board of Directors recommends that you vote “FOR” the election of the Board’s director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2023, “FOR” the compensation of our named executive officers and a frequency of "1 YEAR" for the advisory vote on executive compensation.

The proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board recommends, including with discretionary authority as to any and all other matters that may properly come before the Annual Meeting,

What will constitute a quorum at the Annual Meeting?
The presence in person (virtually) or by proxy of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Annual Meeting. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each matter?
Assuming the presence of a quorum, the following votes are required to approve each proposal:

Election of Directors. The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to elect the nominated directors to the Board. When voting by proxy with respect to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes for specific nominee.

Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2023. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023.

Approval of the Compensation of the Company's Named Executive Officers. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.

Approval of the Frequency of Future Advisory Votes on Executive Compensation. The vote on the frequency of future advisory votes on executive compensation is advisory only and is not binding on the Company or the Board. However, the Company and the Board will consider the frequency receiving the most votes when deciding how often to have advisory Say-on-Pay votes in the future. Stockholders can choose one of four options for this proposal: 1 Year, 2 Years, 3 Years or Abstain.

12 | Global Industrial Company 2023 Proxy Statement

Why is the Annual Meeting online only? How do I attend the Annual Meeting?
The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting and vote online during the open poll section of the meeting.

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 11, 2023, the record date for the Annual Meeting.

To virtually attend the Annual Meeting, go to www.virtualshareholdermeeting.com/GIC2023; then, you must enter your Control Number. Please allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time, on June 5, 2023.

How do I vote during the virtual Annual Meeting?
If you are a stockholder as of the record date, you may vote during the Annual Meeting by entering your Control Number and following the instructions available on the Annual Meeting Website at www.virtualshareholdermeeting.com/GIC2023 during the meeting.

How can I ask questions during the Annual Meeting?
The virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the web portal at or before the time that matters are brought before the Annual Meeting for consideration.

What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting Website log in page.

If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you submit the enclosed proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. If you are not a stockholder of record but hold the shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the Annual Meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I access the proxy materials and the 2022 Annual Report over the Internet?
Our proxy materials and the 2022 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

How may I obtain a paper copy of the proxy materials and the 2022 Annual Report?
The Notice of the Internet Availability of the proxy materials provides instructions about how to obtain a paper copy of the proxy materials and the 2022 Annual Report. If you did not receive the Notice, you will receive a paper copy of the proxy materials and the Annual Report by mail.

Who pays the costs of soliciting proxies?
We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and we will reimburse them for expenses in so doing. Consistent with our voting procedure, directors, officers and other regular employees of the Company may also request the return of proxies by telephone or fax, or in person.

What is “householding”?
SEC rules allow us to send a single copy of the proxy materials or the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family in a manner provided by such rules. This practice is referred to as “householding” and we use this process to achieve savings of paper and mailing costs.

How can I find voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and we will publicly disclose the results on a Form 8-K within four business days of the Annual Meeting, as required by SEC rules.

Global Industrial Company 2023 Proxy Statement | 13

Proposal No. 1 – Election of Directors
At the Annual Meeting, eight directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualify. All nominees are current Global Industrial Board members who were elected by the stockholders at the 2022 annual meeting, except for Mr. Thomas R. Suozzi, who was appointed to the Board as an independent director on January 30, 2023.
There are no family relationships among any of our directors or executive officers or nominees for director or executive officer, except that Messrs. Richard, Bruce and Robert Leeds are brothers. Except as disclosed herein, there were no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director.
The accompanying proxy will be voted FOR the election of the Board’s nominees unless contrary instructions are given. If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the Board reduces the number of nominees, for such other person or persons as the Board may designate.
When voting by proxy with respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.
Director Nominees
Biographical information with respect to our eight director-nominees is set forth below. Each nominee named in this Proxy Statement has consented to being nominated for director and has agreed to serve if elected. All of the nominees named in this Proxy Statement for election to the Board were unanimously recommended by the Nominating/Corporate Governance Committee and were unanimously nominated by the Board.

Richard B. Leeds Executive Chairman
Principal Occupation and Positions Held

•Age: 63
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Richard B. Leeds joined the Company in 1982 and served as our Chairman and CEO from April 1995 until becoming our Executive Chairman in March 2016. He also served as President of our Industrial Products Group until 2011.

Mr. Leeds was selected to serve as Executive Chairman of our Board due to his experience and depth of knowledge of Global Industrial and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment and leadership qualities.

Bruce Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 67
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Bruce Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our International Operations until 2005.

Mr. Leeds was selected to serve as a director on our Board due to his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, his experience in international business, as well as his exceptional business judgment.

14 | Global Industrial Company 2023 Proxy Statement

Robert Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 67
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Robert Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our Domestic Operations until 2005 and as Chief Executive of the North American Technology Products Group from 2013 to 2015.

Mr. Leeds was selected to serve as a director on our Board because of his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment.

Barry Litwin Chief Executive Officer
Principal Occupation and Positions Held

•Age: 56
•Year in which First Elected a Director: 2017
•Committee(s) Served: None
•Principal Occupation and Other Information: Mr. Litwin was appointed Chief Executive Officer of Global Industrial in January 2019. Prior to joining Global Industrial, he was the Chief Executive Officer of Adorama, Inc., a leading multi-channel retailer of professional camera, audio and video equipment. Previous executive roles included overseeing e-commerce and marketing for Sears Holdings, Inc., Office Depot and Newark Electronics, Inc., in addition to serving as an advisor to several early stage digital and technology companies. Mr. Litwin received a BS degree from Indiana University and an MBA in Operations from Loyola University, Quinlan School of Business.

Mr. Litwin was selected to serve as a director on our Board due to his e-commerce and direct marketing expertise.

Global Industrial Company 2023 Proxy Statement | 15

Chad M. Lindbloom Independent Director
Principal Occupation and Positions Held

•Age: 58
•Year in which First Elected a Director: 2017
•Committee(s) Served: Chair of the Audit Committee, Chair of the Compensation Committee and Member of the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Mr. Lindbloom was employed by C.H. Robinson Worldwide, Inc. – one of the world’s largest third-party logistics providers – from June 1990 through March 2018 in various roles, including Chief Information Officer, Chief Financial Officer and Controller. Mr. Lindbloom received a BS and MBA from the Carlson School of Management at the University of Minnesota.

Mr. Lindbloom was selected to serve as a director on our Board due to his supply chain and logistics expertise, as well as his skills relating to financial statement and accounting matters.

Paul S. Pearlman Independent Director
Principal Occupation and Positions Held

•Age: 69
•Year in which First Elected a Director: 2019
•Committee(s) Served: Member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Since March 2020, Mr. Pearlman has been a partner in Zeughauser Group, LLC, a nationally prominent law firm and management consulting firm. From August 2000 through December 2019, Mr. Pearlman was the Managing Partner of Kramer Levin Naftalis & Frankel LLP, a New York City headquartered international law firm and Mr. Pearlman continued to serve as Counsel, Managing Partner Emeritus in the firm until January 31, 2022. Prior thereto, he was a partner in the firm practicing in the areas of private equity and corporate restructuring. Mr. Pearlman is a 1978 cum laude graduate of St. John’s University School of Law and a 1975 graduate of George Washington University.

Mr. Pearlman was selected to serve as a director on our Board due to his business and legal experience and acumen as well as his management, financial and leadership skills as the head of a prominent international law firm.

16 | Global Industrial Company 2023 Proxy Statement

Robert D. Rosenthal Independent Director
Principal Occupation and Positions Held

•Age: 74
•Year in which First Elected a Director: 1995
•Committee(s) Served: Chair of the Nominating/Corporate Governance Committee, Member of the Audit Committee, the Compensation Committee and the Executive Committee
•Principal Occupation and Other Information: Robert D. Rosenthal has been the lead independent director since October 2006. Mr. Rosenthal is Chairman and Chief Executive Officer of First Long Island Investors LLC, which he co-founded in 1983. Mr. Rosenthal is the Chairman and CEO of a wealth management company that invests in numerous public companies and is also an attorney and member of the bar of the State of New York. Mr. Rosenthal is a 1971 cum laude graduate of Boston University and a 1974 graduate of Hofstra University Law School.

Mr. Rosenthal was selected to serve as a director on our Board due to his financial, investment and legal experience and acumen.

Thomas R. Suozzi Independent Director
Principal Occupation and Positions Held

•Age: 60
•Year in which First Appointed a Director: 2023
•Committee(s) Served: Member of the Compensation Committee and the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Thomas R. Suozzi served as the U.S. Representative for New York’s 3rd Congressional District from January 2017 to January 2023. Mr. Suozzi served as County Executive of Nassau County, New York from January 2002 to December 2009 and as Mayor of Glen Cove, New York from January 1994 to December 2001. In 2010, Mr. Suozzi returned to the private sector as a senior advisor to investment banking firm Lazard and as of counsel at the Harris Beach law firm. Prior to his time in elected office, Mr. Suozzi worked as a litigator for Shearman & Sterling, law clerk to the Chief Judge of the Eastern District of New York and an auditor for Arthur Andersen & Co. Mr. Suozzi is a graduate of Boston College and Fordham University School of Law. He is trained as an attorney and CPA.

Mr. Suozzi was selected to serve as a director on our Board due to his wealth of public sector expertise which the Company values both from an industry and governance perspective.

The Board of Directors unanimously recommends a vote "FOR" the election of all nominees named above.

Global Industrial Company 2023 Proxy Statement | 17

Corporate Governance
Corporate Governance Overview
The business and affairs of the Company are managed under the direction of our Board, as provided by Delaware law, and the Company conducts its business through meetings of the Board and its three independent committees: the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee.

In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise. The Nominating/Corporate Governance Committee and Board fulfilled this commitment in the nomination and vetting process recently undertaken resulting in the appointment of Mr. Suozzi to our Board.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Some notable features of our corporate governance are summarized as follows:

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors: Our Board’s principal committees, Audit, Compensation and Nominating/Corporate Governance, are composed entirely of independent directors.	X	No Supermajority Voting Requirements: The Company does not have any supermajority voting provisions in its organizational documents.
✓
Annual Board and Committee Self-Evaluations: The Board and each of its principal committees conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
		X	No Poison Pill: The Company does not have a “poison pill” or a stockholder rights plan in place.
✓
Regular Executive Sessions of Independent Directors: Our Lead Independent Director and the other independent directors of our Board are actively involved in corporate governance matters and, as with each of the Board’s principal committees, routinely meet in executive session without management several times during the year.
		X	No Classified Board: All of our directors are elected annually for one-year terms and require a plurality vote to be reelected.
✓
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and ESG: The Board is responsible for the oversight of the Company’s risk management process. Risk management is a recurring Board quarterly agenda item and is considered an essential part of business and operations planning. The Audit and the Nominating/Corporate Governance Committees, respectively, exercise oversight of cybersecurity and ESG progress and initiatives.
		X	No Material Restrictions on Stockholder Rights: There are no material restrictions on our stockholders’ right to call special meetings.
✓
Strong Lead Independent Director, Elected Annually by and from the Independent Directors: We have an independent Lead Director, who presides over the executive sessions of the independent directors and, as needed, acts as principal interlocutor between the independent and non-independent directors.
		X	No Overboarded Directors: None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

18 | Global Industrial Company 2023 Proxy Statement

Commitment to Stockholder Engagement
We appreciate and value the feedback of our stockholders and engage with them throughout the year, not just in advance of proxy season. In 2022, management engaged in several meetings with our stockholders, including meetings, in-person facilities tours, telephone calls, video conferences and written correspondence. During this stockholder outreach, we make a point of providing direct access to our most senior leadership, including our CEO and CFO, and in some cases, members of our Board, such as our Lead Independent Director and Nominating/Corporate Governance Committee Chair. Specifically, we invite the input of our stockholders to better appreciate their perspectives on governance, ESG, performance and strategic issues. We accord great weight to our stockholders’ concerns. As evidence of this, in response to stockholder feedback in 2021, the Nominating/Corporate Governance Committee adopted an affirmative commitment to endeavor to include diversity criteria in future Board candidate pools. Also, responsive to our ongoing dialogue with our stockholders, we have transformed our senior leadership team with an eye to meeting both business strategic and diversity, objectives. Since Mr. Litwin’s appointment as CEO in January 2019, diversity of gender on the Company’s senior leadership team (comprising our Senior Vice Presidents) has increased by over 20 percentage points.

We will continue to engage with our investors to receive constructive feedback on governance and other topics and to provide disclosure to our stockholders detailing our progress in these pursuits.
Corporate Governance Documents
We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:
• Corporate Governance Guidelines and Principles;
• Corporate Ethics Policy;
• Charter of the Audit Committee;
• Charter of the Compensation Committee; and
• Charter of the Nominating/Corporate Governance Committee.

Each of these corporate governance documents is available on our website, www.globalindustrial.com, under “Investor Relations—Governance—Governance Documents.” The documents noted above will also be provided without charge to any stockholder who requests them. We annually review our corporate governance policies, and regularly monitor emerging developments in corporate governance and enhance our policies and procedures to conform with current thinking on best practices when our Board determines that it would benefit our Company and our stockholders to do so.
Board Composition
Our Board currently consists of eight members, four of whom are independent under the rules of the SEC and NYSE. Our Board is led by Executive Chairman Richard B. Leeds and Vice Chairmen Bruce Leeds and Robert Leeds. Our independent directors have designated Robert D. Rosenthal to be the Lead Independent Director.
Board Leadership Structure
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits Global Industrial and our stockholders.

Although the Board does not have an express policy on whether or not the roles of CEO and Executive Chairman of the Board should be separate and if they are to be separate, whether the Executive Chairman of the Board should be selected from the non-management directors or be an employee, the Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of Global Industrial and our stockholders at the time of such determination.

Our Board believes that the most effective Board leadership structure for Global Industrial at present is for the roles of CEO and Executive Chairman of the Board to be separate. Further, the Board believes that our Executive Chairman and two Vice Chairmen should also have management roles, so that our Executive Chairman and Vice Chairmen remain in closer touch with the operations of our business and, together with our CEO, can focus their attention on

Global Industrial Company 2023 Proxy Statement | 19

different aspects of the strategic and operational mission of Global Industrial, according to their respective areas of expertise.

The Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during Board meetings, the independent directors have regular executive sessions. Following an executive session of independent directors, the Lead Independent Director acts as a liaison between the independent directors and the Executive Chairman regarding any specific feedback or issues, provides the Executive Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Executive Chairman regarding information to be provided to the independent directors in performing their duties.

Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.
Identification and Evaluation of Director Candidates
The Nominating/Corporate Governance Committee solicits recommendations for Board candidates from a number of sources, including our current directors, our officers and individuals personally known to the members of the Board. The Nominating/Corporate Governance Committee will consider candidates submitted by stockholders when submitted in accordance with our bylaws and applicable law. The Nominating/Corporate Governance Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis. The level of consideration that the Nominating/Corporate Governance Committee will extend to a stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the Nominating/Corporate Governance Committee.

In nominating candidates, the Nominating/Corporate Governance Committee takes into consideration such factors as it deems appropriate, such as the experience, skills and background of candidates that are likely to complement the Board’s existing composition of continuing directors and facilitate and enhance the Board’s ability to oversee and monitor Global Industrial's business and affairs. While a candidate’s overall ability and experience will determine the candidate’s suitability, the Nominating/Corporate Governance Committee’s assessment of director candidates places primary emphasis on the following criteria:

•for non-management directors, independence;
•personal and professional ethics, integrity, values and judgment;
•leadership skills;
•strategic thinking;
•ability and willingness to devote sufficient time to carrying out the duties and responsibilities of the Board;
•breadth of knowledge about matters affecting the industry;
•the needs of the Company with respect to the particular talents and experience of its directors and the interplay of the candidate’s experience with that of other Board members; and
•diversity of viewpoints, backgrounds and experience.
On January 30, 2023, Mr. Suozzi was appointed to the Board after a thorough review and comprehensive nomination and vetting process. The initial pool of candidates considered by the Nominating/Corporate Governance Committee represented diversity of gender, ethnicity, skills and experience. Ultimately, the Company prioritized the diversity of skills and background that Mr. Suozzi represented, given his wealth of public sector expertise, aligning with the Company's strong commitment to good governance and to servicing the needs of our public sector customer base. Mr. Suozzi presented a unique background and skill set to round out the expertise deemed critical for our Board in the current business environment.

20 | Global Industrial Company 2023 Proxy Statement

Board Experience and Skills
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits the Company and our stockholders. Our director nominees represent a range of perspectives, including with respect to attributes, skills and experience, as detailed below. A particular director nominee may possess additional experience, attributes, or skills, even if not indicated below.

Experience and Skills	% of Directors
Business Management/Executive Leadership Experience Directors with prior experience in executive leadership positions bring the qualifications and skills to develop and oversee our strategy, to create and drive long-term value and to identify, motivate and retain individual leaders.	100%
Business Ethics, Integrity and Values A high level of understanding of business ethics is critical to a director’s oversight function on the Board.	100%
Corporate Governance/Public Company Experience Directors who have served on other public company boards have experience overseeing and providing insight and guidance to management and bring critical knowledge of governance to our organization.	100%
Risk Assessment and Risk Management Directors with experience assessing and managing risk bring skills critical to the Board’s oversight of our risk assessment and risk management programs.	100%
Industry or Customer Base Experience Directors with leadership and/or operational experience in industries relevant to our business bring practical understanding of our business and effective oversight of implementation of strategy.	100%
Financial, Audit and Accounting Expertise Financial, audit and accounting expertise, particularly knowledge of finance and financial reporting processes, is critical to understanding and evaluating our capital structure and overseeing the preparation of our financial statements and internal controls over financial reporting.	75%

Global Industrial Company 2023 Proxy Statement | 21

Board and Committee Performance Self-Evaluations
To optimize the performance of the Board and its committees each year, the Board and its principal committees conduct a robust annual self-assessment that elicits candid feedback on the performance and effectiveness of the Board and its principal committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities and meetings, among other criteria. Each committee separately conducts its own assessment, and in assessing its structure and performance, considers its role and the responsibilities articulated in its committee charter, the composition of the committee and the conduct of committee meetings. Throughout the year, the Board and each of its principal committees routinely use a portion of their regularly scheduled executive sessions to examine the degree and effectiveness of their oversight functions and continually explore opportunities for self-improvement.
Director Independence
In connection with its annual review of director independence, the Board has determined that each of Messrs. Lindbloom, Pearlman, Rosenthal and Suozzi has no material relationship with the Company (directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and meets the standards for independence required by the NYSE and SEC rules. The Board has not adopted any other categorical standards of materiality for independence purposes.

Among other factors, the Board based its determination on:

✓ the absence of any of the express disqualifying criteria relating to director independence set forth in Section 303A of the Corporate Governance Rules of the NYSE;
✓    the criteria for independence required of audit committee directors by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
✓    information provided by the directors to Global Industrial, which did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial) which would impair the independence of any of the non-management directors.

In making its determination, the Board took into consideration that: (i) certain Global Industrial directors and executive officers have invested funds with or through a private investment firm, of which Mr. Rosenthal is Chairman and CEO (and which firm receives fees in respect of such investments), and may continue to do so in the future; (ii) Mr. Rosenthal is on the board of directors or is a trustee of several entities that are part of the Northwell Health complex of hospitals, clinics and healthcare providers, to which Global Industrial sells products on an arm’s length basis, without Mr. Rosenthal’s involvement, and that Mr. Rosenthal has no financial or other interest in any such transactions; and (iii) certain of our directors or members of management may have, in the past, made contributions to Mr. Suozzi’s prior political campaigns. The Board in each case determined that such relationships were not material and did not vitiate the independence of either Mr. Rosenthal or Mr. Suozzi.

As a “controlled company,” Global Industrial is exempt from the NYSE requirement that listed companies have a majority of independent directors. A “controlled company” is defined by the NYSE as a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company. Global Industrial is a “controlled company” in that more than 50% of the voting stock for the election of directors of Global Industrial, in the aggregate, is owned by certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds, each of whom is an officer and director of Global Industrial) and certain Leeds family trusts and other entities controlled by them (collectively, the “Leeds Group”). The members of the Leeds Group have entered into a Stockholders Agreement with respect to certain shares they each own. For more information, see Transactions with Related Persons on page 76 of this Proxy Statement.

22 | Global Industrial Company 2023 Proxy Statement

Risk Oversight
Board’s Role in Risk Oversight
Our Board as a whole is responsible for overseeing our risk management process. The Board focuses on our general risk management strategy, the most significant risks facing Global Industrial, and seeks to ensure that appropriate risk mitigation strategies are implemented by management.
Risk management is a recurring Board quarterly agenda item and is considered part of business and operations planning.
Delegation to Board Committees
The Board has delegated to each of its principal committees oversight of certain aspects of our risk management process.
Among its duties, the Audit Committee reviews with management (a) processes with respect to risk assessment and management of risks that may be material to Global Industrial, (b) our system of disclosure controls and system of internal controls over financial reporting and (c) our compliance with legal and regulatory requirements.
The Compensation Committee is responsible for considering and working together with the Audit Committee regarding the compensation policies for all our employees in the context of how such policies affect and promote our risk management goals and objectives.
The Nominating/Corporate Governance Committee is responsible for overseeing any transactions between the Company and any related party and any other potential conflicts of interest situations on an ongoing basis in accordance with Company's policies and procedures.
All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
Day-to-Day Risk Management
Our senior management is responsible for day-to-day risk management.
Our Internal Audit Department serves as the primary monitoring and testing function for Company-wide policies and procedures and manages the day-to-day oversight of the risk management strategy for the ongoing business of Global Industrial. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. From time to time, the Internal Audit Department uses third-party professionals, to contribute specialized expertise as needed to perform assessments and fashion recommendations. The Senior Director of Internal Audit reports directly to our Audit Committee quarterly and works closely with our CFO on matters that may impact our exposure to risk.
We believe the division of risk management responsibilities described above is an effective strategy for addressing the risks facing Global Industrial and that our Board leadership structure supports this approach.
No Director Overboarding
In order to stay aligned with best practices and to ensure the appropriate level of commitment, we endeavor to ensure that our Board members are not overboarded. None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.
New Director Orientation
Orientation and onboarding of new directors is overseen by the Nominating/Corporate Governance Committee. New directors are required to complete a series of annual compliance questionnaires and financial disclosures, as well as familiarize themselves with the Company’s governance practices and procedures. As opportunities allow, directors are encouraged to participate in on-site facilities tours to gain a heightened understanding of the Company’s operations.

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Board Meetings
Our Board held eleven meetings in fiscal year 2022. All of the directors attended at least 75% of the meetings of the Board and the respective committees of the Board on which they were members.

At last year’s annual meeting of stockholders held on June 6, 2022, all of the directors attended the meeting. We do not have a policy with regards to directors’ attendance at the Company's annual meeting of stockholders.
Meetings of Non-Management Directors
The NYSE requires the "non-management directors," or independent directors, of a NYSE-listed company to meet at regularly scheduled executive sessions without management and to disclose in their annual proxy statements:

➢ the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the Board of Directors; and
➢ a method for all interested parties to communicate directly with the presiding director or with the non-management directors as a group (this method is described below under “Communicating with the Board”).
The Board’s non-management, or independent, directors meet separately in executive sessions, chaired by the Lead Independent Director (currently Mr. Rosenthal), at least quarterly.
Lead Independent Director
Our bylaws require the Board’s independent directors to elect one independent director to serve as the Lead Independent Director. The independent directors have designated Mr. Rosenthal to serve as the Company’s Lead Independent Director.

In addition to presiding at executive sessions of non-management directors, the Lead Independent Director has the responsibility of coordinating the activities of the independent directors, and performing the following functions:

➢    advising the Executive Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the day-to-day management of Global Industrial’s operations;
➢ providing the Executive Chairman with input as to the preparation of agendas for the Board and committee meetings;
➢ advising the Executive Chairman as to the quality, quantity and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties, and although our management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;
➢ recommending to the Executive Chairman the retention of consultants who report directly to the Board;
➢    assisting the Board and our officers in assuring compliance with and implementation of the Company’s various corporate governance policies, procedures and protocols; and taking principal responsibility for recommending revisions to the corporate governance policies;
➢    coordinating and developing the agenda for, and moderating executive sessions of, the independent directors of the Board, and acting as principal liaison between the independent directors and the Executive Chairman on select issues; and
➢ recommending to the Executive Chairman, on behalf of the Nominating/Corporate Governance Committee, the membership of the various Board committees.

24 | Global Industrial Company 2023 Proxy Statement

Committees of the Board
The Board has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. In addition, the Board has an Executive Committee empowered to act for the Board in certain circumstances, but the Executive Committee did not exercise such power in 2022. For more information, see Executive Committee on page 27 of this Proxy Statement.
Committee Composition

	Independent	Audit Committee*	Compensation Committee	Nominating/Corporate Governance Committee	Executive Committee
Richard B. Leeds	No
Bruce Leeds	No
Robert Leeds	No
Chad M. Lindbloom	Yes
Paul S. Pearlman	Yes
Robert D. Rosenthal	Yes
Thomas R. Suozzi	Yes
*     All members of the Audit Committee have been determined by our Board to be Audit Committee Financial Experts within the meaning of applicable SEC regulations and in compliance with NYSE requirements.
KEY: = Member = Chairman
Audit Committee
Number of Meetings Held in Fiscal Year 2022: Eight
The Audit Committee is appointed by the Board to assist the Board with oversight of:
➢ the integrity of our financial statements;
➢ our compliance with legal and regulatory requirements;
➢ the independence and qualifications of our external auditors; and
➢ the performance of our internal audit function and external auditors.
It is the Audit Committee’s responsibility to retain or terminate our independent registered public accountants, which audit our financial statements, and to prepare the Audit Committee report that the SEC requires to be included in our annual proxy statement. For more information, see Report of the Audit Committee on page 70 of this Proxy Statement.

As part of its activities, the Audit Committee meets with our auditors at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.

Global Industrial Company 2023 Proxy Statement | 25

In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and audit procedures.

The Audit Committee is also responsible for establishing procedures for:
➢     the receipt, retention and treatment of complaints received by Global Industrial regarding accounting, internal accounting controls and audit matters; and
➢     the confidential, anonymous submission by employees of Global Industrial of concerns regarding questionable accounting or audit matters.
In addition, the Audit Committee is responsible for reviewing, and discussing with management and reporting to the Board regularly, our risk assessment and risk management processes, although it is senior management’s responsibility to assess and manage our exposure to risk under the oversight of the Board.
In addition, the Audit Committee works together with the Compensation Committee to ensure that our compensation policies address and promote our risk management goals and objectives. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures.
The Board has determined that Messrs. Lindbloom, Pearlman and Rosenthal are qualified as audit committee financial experts within the meaning of applicable SEC regulations and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE.
Global Industrial does not have a standing policy on the maximum number of audit committees of other publicly owned companies on which the members of the Audit Committee may serve. However, if a member of the Audit Committee simultaneously serves on the audit committee of more than two other publicly-owned companies, the Board must determine whether such simultaneous service would impair the ability of such member to effectively serve on the Company's Audit Committee. Any such determination will be disclosed in our annual Proxy Statement. Currently no member of the Company's Audit Committee serves on the audit committee of more than two other publicly-owned companies.
Compensation Committee
Number of Meetings Held in Fiscal Year 2022: Five
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the other executive officers of Global Industrial;
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
The Compensation Committee also prepares an annual report on executive compensation for inclusion in our annual proxy statement. For more information, see Compensation Committee Report on page 53 of this Proxy Statement.
In addition, it is the Compensation Committee’s responsibility to consider, and work together with the Audit Committee, to ensure our compensation policies address and promote our risk management goals and objectives.

26 | Global Industrial Company 2023 Proxy Statement

Nominating/Corporate Governance Committee
Number of Meetings Held in Fiscal Year 2022: Five
The Nominating/Corporate Governance Committee’s responsibilities include, among other things:
➢     identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of stockholders;
➢     identifying and recommending nominees to fill any vacancy, however created, on the Board; and
➢ developing and recommending to the Board a code of business conduct and ethics applicable to the Company and a set of corporate governance principles applicable to the Company and reviewing each of them at least once a year.
The Nominating/Corporate Governance Committee receives regular debriefings on the Company’s ESG initiatives.
Diversity Commitment
In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise.

The Nominating/Corporate Governance Committee looks for individuals who have very high integrity, significant business experience and a genuine interest in Global Industrial. We believe that each of the director nominees bring these qualifications to our Board. Moreover, they provide our Board with a diverse complement of specific business skills, experience and perspectives.
On January 30, 2023, Mr. Suozzi was appointed to the Board after a thorough review and comprehensive nomination and vetting process. The initial pool of candidates considered by the Nominating/Corporate Governance Committee represented diversity of gender, ethnicity, skills and experience. Ultimately, the Company prioritized the diversity of skills and background that Mr. Suozzi represented, given his wealth of public sector expertise, aligning with the Company's strong commitment to good governance and to servicing the needs of our public sector customer base. Mr. Suozzi presented a unique background and skill set to round out the expertise deemed critical for our Board in the current business environment.

Executive Committee
Our Executive Committee convenes only on an as-needed basis if it is otherwise impracticable to convene our full Board in a timely manner. In 2022, the Company did not identify a need to convene the Executive Committee.
Number of Meetings Held in Fiscal Year 2022: None
Among other duties as may be assigned by the Board from time to time, the Executive Committee is authorized to:
➢     oversee our operations;
➢    supervise our executive officers;
➢ review and make recommendations to the Board regarding our strategic direction; and
➢ authorized to    review and make recommendations to the Board regarding possible acquisitions or other significant business transactions.
The Executive Committee is also authorized to manage the affairs of Global Industrial between meetings of the Board. The Executive Committee has all of the powers of the Board not inconsistent with any provisions of the Delaware General Corporation Law, our Certificate of Incorporation or bylaws or other resolutions adopted by the Board, but the Executive Committee did not exercise its power in 2022. The current members of the Executive Committee are Messrs. Richard B. Leeds, Bruce Leeds, Robert Leeds and Robert D. Rosenthal.

Global Industrial Company 2023 Proxy Statement | 27

Communicating with the Board
Stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director (including the Lead Independent Director) or the independent directors as a group, by directing communication to:

investinfo@globalindustrial.com

Office of the Corporate Secretary Global Industrial Company 11 Harbor Park Drive Port Washington, NY 11050
Communications from stockholders will be distributed to the entire Board unless addressed to a particular committee, director or group of directors. The Corporate Secretary will not distribute communications that are unrelated to the duties of the Board, such as spam, junk mail, mass mailings, business solicitations and advertisements.

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Corporate Responsibility at Global Industrial
As our name suggests, we at Global Industrial think of our corporate responsibility in global terms. As citizens of a global community, we embrace responsible ESG stewardship as an essential part of our mission to build a successful business, and to affirm and align with the expectations of our stakeholders, which include our associates, customers, suppliers and stockholders. As stakeholder expectations change and evolve, including around ESG matters, we are committed to changing and evolving with them. We have a strong foundation upon which to do so, which includes investing in infrastructure and innovation, trusting and empowering our associates, supporting local communities in which our associates work and live, embracing a conservative approach to our own resource use, and providing products and services to our customers designed specifically to reduce resource consumption throughout their supply chains.
Environmental, Social & Governance Initiatives
In 2021, we established a cross-disciplinary ESG Task Force to lead our ESG efforts. The ESG Task Force includes members from the Legal, Merchandising, Operations and Human Resources departments. The ESG Task Force not only gathered data about previous and ongoing ESG initiatives throughout our various business units, but also continues its working by charting ESG objectives for the Company moving forward. The progress of the ESG Task Force is tracked on an ongoing basis and is subject to oversight by management, our Nominating/Corporate Governance Committee and our Board.

In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise. The Nominating/Corporate Governance Committee and Board fulfilled this commitment in the nomination and vetting process recently undertaken resulting in the appointment of Mr. Suozzi to our Board.

In September 2022, we released our inaugural ESG report available at www.globalindustrial.com/esg. Our inaugural report provides an overview of our ESG efforts and highlights our commitment to ESG initiatives looking forward. The creation of the ESG Report and the initiatives included reflect the universal commitment of our Board, executive team and our associates to our corporate mission of responsible stewardship.

We believe that these recent initiatives at the highest level of Global Industrial underscore the importance we place on ESG initiatives, and communicates a message to our various stakeholders, internal and external, that sustainability, diversity and inclusion are among our highest priorities as we continue to advance our business objectives.
Environmental Sustainability
At Global Industrial, environmental responsibility is an important aspect of our business mission.

In addition to doing our fair share for the global environment, it is our hope that our demonstrated commitment to sustainability initiatives will serve as a positive model of corporate civic responsibility in the communities we serve.

Associates at all levels are required to follow Company procedures designed to comply with local, state and federal environmental laws and regulations. We strive to minimize the environmental impact of our operations in the communities in which we operate, and to be mindful of conservation of natural resources. In addition, we continually work toward reducing our environmental footprint through various sustainability initiatives, which include:

•TrashTalk™. Global Industrial™ Smart Trash Cans powered by Nordsense include wireless technology that allows customers to monitor waste levels. Monitoring waste levels improves efficiencies in garbage truck dispatch, ultimately resulting in fewer garbage trucks on the road, lower emissions from the trucks, and thus, a decreased carbon footprint.
•Reduction of Fuel Emissions. In 2019, Global Industrial completed the installation of electric vehicle charging stations at our corporate headquarters. By installing the electric vehicle charging stations, we are encouraging the use of renewable energy while decreasing dependence on fossil fuels.
•Maintenance of Workplace Flexibility and Telework Policies. Global Industrial has implemented workplace flexibility and telework policies and resources that provide associates the flexibility to balance business and personal needs, while reducing reliance on commuting, which reduces fuel consumption.

Global Industrial Company 2023 Proxy Statement | 29

•Cardboard Recycling. All of our distribution centers have a cardboard recycling process in place. Recycling cardboard significantly reduces the volume of waste Global Industrial sends to landfills.
•Foam Reduction Initiative Targeted for 2025. Global Industrial has begun to implement a “No Foam” initiative targeted at eliminating the use of foam packaging materials for Global Industrial Exclusive Brands™ products, absent unforeseen circumstances, by the end of 2025. Global Industrial Exclusive Brands™ include products from the Global Industrial®, Nexel® and Interion® lines.
•Package Size Optimization. In our distribution centers, we use a software platform that optimizes and reduces the size of cardboard boxes when packaging our products. The platform endeavors to match product size to box size as closely as possible in an effort to improve space efficiency while reducing consumption of packaging materials.
•Efficient Shipping Practices. In addition to using software designed to optimize box selection when packaging our products, Global Industrial also strives to ensure, where possible, that in-stock Global Industrial Exclusive Brands™ products are shipped to our customers, from the distribution center closest to the delivery address. Shipping from the nearest distribution center increases efficiency while decreasing shipping time and fuel emissions.
•Bottle Fillers. One of Global Industrial’s product lines includes both indoor and outdoor bottle fillers with multiple options for dispensing refrigerated, filtered water. Three of the models in this product line include built-in sensors that measure the number of equivalent, single-use plastic bottles saved for every 20-ounces of water dispensed into a reusable bottle.
•Sustainable Packaging Options. Global Industrial offers sustainable packaging options, such as its line of Global Industrial® corrugated boxes, which come in varying sizes and strengths. Further, Global Industrial is continuing its innovative efforts with plans to introduce additional sustainable options for our customers’ packaging needs all while keeping the environment at the forefront.

Social Responsibility
A Strong Tradition of Social Stewardship
We started in 1949 as a small family-run material handling company in New York, and over 70 years later we are still aligned with our customers through innovative products, services and powerful multi-channel operational excellence solutions. Today, more than ever, we are determined to provide “people programs” that unlock and unleash the full potential of every associate.
Our primary social goals as a Company are two-fold: developing associates and strengthening the Global Industrial culture. These overarching objectives are accomplished through listening and creating effective people solutions that will foster a workplace where associates can learn, participate, belong and contribute to their fullest potential.
Global Industrial’s mission of social responsibility extends outward, as well, to include the communities we serve. We have introduced recent initiatives to support charitable organizations in our surrounding communities whose aims align with our corporate responsibility goals and also promote our associates’ engagement in charitable initiatives.

Our Mission, Vision & Core Values

Global Industrial's multi-year business strategy is focused on Accelerating the Customer Experience (“ACE”). ACE guides our actions across the business, and specifically in our customer end-to-end purchase, service and delivery experience. Our ACE strategy at its core focuses on the building of customer loyalty and trust by addressing unique customer needs through a responsive and tailored sales, product and service experience. We build customer loyalty and trust through personalized and high-touch customer interactions that often feature strong one-to-one relationships. As we strive to accelerate our customer experience, we have worked hard to advance the associate experience as well through our mission, vision and core values.

Mission: Our mission is to keep businesses going and growing with the right products, services, solutions and industrial-strength know-how to keep businesses safe and productive.

Vision: Our vision is to deliver an unrivaled business experience for our business partners by knowing our customers better than anyone else, anticipating and meeting their needs, and cultivating customer loyalty.

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Core Values:

•Can-Do Attitude. We roll-up our sleeves and get things done. We are not spectators; we are doers and movers.
•Unafraid. We are unafraid to chart a new course, challenge the status quo, or try something new. We innovate, seeking to find a better way every day.
•Extra Chip in the Cookie. We deliver unexpected quality and value, adding a “wow” factor to all we do.
•Customer End-to End Happiness. Every associate, whether directly or indirectly, touches the customer and is a brand ambassador.
•Turn on a Dime. We are nimble, responsive, and quickly pivot to meet emerging needs and solve “what’s next.”
•One Team. We collaborate and break down silos and we pitch in where, and as, needed. We do not stand by and let others fail; we work together as one team.
•Do What’s Right. We strive for integrity, honesty and transparency in all that we do.
•Our Associates Matter. Every voice counts. Our people are our greatest advantage. No matter how big a project gets or whatever one’s contribution is, each associate matters.
•Free to Succeed. We believe in eliminating roadblocks on the way to personal achievement. Associates are free to “go” as far as they are willing to “grow,” and, in so doing, enhance the greater good.

We Support Our Associates’ Professional Development

We seek people that embody our core values, and work to give them a reason to stay. Through our values, we empower our human capital. Global Industrial offers a variety of formal and informal learning opportunities.

Online Learning. Associates are able to enhance their skill sets by taking courses in a learning management system. Courses are available in business skills, computer software, finance and safety compliance.

Additionally, Global Industrial has partnered with an Ivy League university to offer an online program with graduate-level courses that are available to Global Industrial associates in select business units. Upon successful completion of the two-to three-week courses, associates receive a certificate.

Training & Development. In 2022, we launched a quarterly development series called “Path to Professionalism,” available to all associates in a supervisory role. We also held ten workshops in various subject matters in the second quarter of 2022.

In 2021, we launched a formal half-day leadership workshop, led by a professional executive coach, to help managers hone in on their leadership skills and ensure they are managing their teams in accordance with our Mission, Vision & Core Values.

Women’s Leadership Development Series Program. In 2022, Global Industrial launched the Women’s Leadership Development Series, which is a robust twelve-month program that promotes female leadership talent through workshops and small group coaching sessions.

College Tuition & Certification Reimbursement Program. We also encourage associates to expand their personal and professional growth through formal education of their own choosing. The Company offers tuition support in associate-selected areas of study. Full-time associates who have worked for the Company for at least three months may submit for partial reimbursement of academic tuition in their chosen areas of study. We invest in our associates to provide them with an opportunity to further develop their skills and knowledge, with an aim in creating a positive impact on their personal and professional growth.

We Support Our Associates' Health and Safety
The Company values safety across all levels of the organization. We believe that every associate has the right and responsibility to continually seek to prevent injuries and build a safe environment for everyone. The prevention of occupationally-induced injuries and illnesses is of paramount importance to our organization.

Our distribution center management trains our distribution center associates to abide by federal, state, and local laws and regulations, but also to go above and beyond to protect each team member. Associates are trained to remind each other of our safety principles and to proactively identify and mitigate risks.

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The Company distributes weekly safety presentations to each member of distribution center management. These presentations contain a weekly safety theme, with specific daily pointers to achieve that safety objective. The daily topic is covered with distribution center associates before each shift starts in an effort to improve team communication and perpetually reinforce the Company’s commitment to safety.

We have implemented local safety committees at each distribution center to provide oversight, training, education, guidance and support to enhance the Company’s positive safety culture.

We Support a Positive Work Culture for our Associates

The Company has made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. Harassment on the basis of race, color, religion, creed, national origin, citizenship, age, disability, pregnancy, sexual orientation, sexual preference, sexual identification, marital status, veteran status, domestic violence victim status, or any other category protected by federal, state, or local law is prohibited at our facilities, Company-sponsored events, work-related travel, over electronic systems or through social media.

Management and associates alike are subject to our Corporate Ethics Policy and Corporate Governance Guidelines and Principles. Global Industrial requires all associates to complete Code of Conduct and Ethics and Harassment Prevention trainings regularly.

In 2022 and 2023, the Company hosted a Women’s Leadership Forum and special programming in recognition of Black History Month.
We Support Community Outreach
Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. The greatest contribution we believe we can make is to serve our customers and create opportunities for our associates within these communities. Over the years, Global Industrial has supported dozens of local and national non-profit organizations through charitable contributions and in-kind donations. In 2021, we began the process of restructuring our approach to community outreach to better align with our Mission, Vision & Core Values. Through the evolution of our enhanced community engagement, we support partners and programs that empower our local communities.

For example, in 2022, we had the privilege to support a charitable organization that provides leadership training and life skills education to girls in underserved communities.

Additionally, in 2022 in recognition of Autism Awareness Month, the Company hosted a toy and school supply drive. We further endorsed neurodiversity by supporting a local organization that employs young adults on the autism spectrum.

Also, in 2022 we celebrated Earth Day with an EARTH DAY 5K CHARITY RACE at Eisenhower Park on Long Island, which raised money for the Never Stop Running Foundation.

During the end of the year holidays, each of our facilities sponsors a local holiday donation drive to enable associates to donate items to those in need in their local areas. Recently, we sponsored food drives at each of our facilities.

Governance & Risk Mitigation
At Global Industrial, we believe that effective corporate governance is of critical importance to our stakeholders. Good governance is one of our core principles which guides our formulation of corporate policies, internal management and relationships with our stakeholders.

Responsible governance starts with a talented and diverse executive management team, which we have significantly expanded and enhanced over the past few years.

In addition, in February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise. The Nominating/Corporate Governance Committee and Board fulfilled this commitment in the nomination and vetting process recently undertaken resulting in the appointment of Mr. Suozzi to our Board.

32 | Global Industrial Company 2023 Proxy Statement

In keeping with the Company's commitment to good governance, in March 2023, on the recommendation of the Nominating/Corporate Governance Committee under Mr. Rosenthal's leadership, and with full support of the Board and its Executive Chairman, the Board unanimously voted to recommend that stockholders adopt an annual frequency Say-on-Pay advisory vote. This recommendation is in line with guidance from stockholder advisory firms that supports annual frequency Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion.

Board and Corporate Governance Highlights
Director Independence
•Four out of our eight director nominees are independent.
•Our roles of executive chairman of the Board and CEO are separated.
•The independent directors meet regularly in private executive sessions without management.
•We have an independent Lead Director, who presides at the executive sessions of the independent directors.
•All principal committees of the Board are composed exclusively of independent directors.
•The Board has three principal committees: Audit, Compensation and Nominating/Corporate Governance. The charters of each of these committees are reviewed annually and updated as necessary to conform to current thinking on best practices. Our committee charters can be viewed on our website at www.globalindustrial.com.
Board Oversight of Risk Management
•The Board is responsible for the oversight of the Global Industrial risk management process.
•Risk management is a recurring Board quarterly agenda item and is considered part of business and operations planning.
•In February 2023, oversight of cybersecurity and ESG progress initiatives was formalized as recurring agenda items for the Audit and Nominating/Corporate Governance Committees, respectively.
Other Favorable Corporate Governance Practices
•The Board and each principal Board committee conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
•Our Company has one class of shares.
•All directors stand for election annually.

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Human Capital Management ("HCM")
Quantitative and Qualitative: Demographics and Wellness
We view responsible human capital management through both a quantitative and qualitative lens. At Global Industrial we believe that the first principle in responsible stewardship of human capital is ensuring that it is composition-based: developing a workforce that represents diversity of gender, race and ethnicity as well as diversity of skill and experience. Pursuit of these diversity goals fulfills a dual purpose of fostering employee wellness and inclusion, thereby enhancing a positive work culture, while also leading to higher quality decision-making that results from considering diverse perspectives and viewpoints.

We believe in a holistic approach to wellness, which includes both the mind and body. We embrace multiple avenues to get and stay healthy and take wellness seriously. In furtherance of this approach, we have on-site gyms in most of our facilities in the United States. Additionally, the Company offers discounted subscriptions to a fitness platform, which offers access to gyms, fitness studios and well-being apps. Through our many wellness initiatives, we promote proper nutrition, weight-loss strategies, meditation, yoga, smoking cessation and much more. We offer comprehensive medical, dental, life and disability insurance benefits, which include telehealth medicine that gives associates the opportunity to consult with a board-certified doctor or a licensed therapist from a phone or secure video platform. We also offer a confidential Employee Assistance Program to all U.S. and Canadian associates which provides, among other things, assistance with personal and professional management and, where appropriate, referrals to professionals in various fields.

In addition, in 2023 based on constructive feedback from the Company's associate engagement survey and to better align with the needs of our modern workforce, the Company (i) has changed its health benefits structure, which resulted in lower healthcare premiums to our associates and their families; (ii) began providing short-term disability coverage to all benefit eligible associates, at no cost to the associate; and (iii) began offering paid parental leave for all associates who have worked for the Company for at least twelve months.

The Company has also implemented a number of financial wellness initiatives to support our associates' financial well-being, including a 401(k) matching plan and an Employee Stock Purchase Program which offers associates the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule.

Associate Engagement
At Global Industrial we view our relationship with our employees as a two-way conversation. We frequently solicit employee feedback on ways to improve the quality of their work experience, both through formal surveys and informal commentary. Feedback received from these surveys has led to the Company’s implementation of various wellness- and productivity-enhancing initiatives, such as those mentioned above.

Inclusive Management Philosophy
Our CEO regularly hosts VOTE (Voice of the Employee Meetings) with small groups and departments to hear from our employees in an effort to align their goals and objectives with the Company’s larger mission. We continue to search for new methods to improve our business, both through individual achievements and through advancement of our goals as an enterprise, and we believe that inviting our associates to join us in that self-reflective conversation will stimulate our success in both domains.

Our CEO hosts quarterly “CEO Livestreams” to update associates on the accomplishments of the prior quarter, and key priorities for the next quarter. The CEO Livestreams also include recognition of certain associates who go above and beyond and set the tone for others to follow their leadership example. Global Industrial also maintains a milestone service awards program that recognizes associates for their long-term service and commitment to the Company. Associates receive a recognition gift starting on their fifth-anniversary and continue to receive a gift for every five years completed thereafter.

In addition, our CEO and other members of the senior management team regularly post on our intranet news about exciting business initiatives, personal achievements, work anniversaries, birthdays, benefit reminders, HR announcements and a workforce favorite: Global Industrial in the Wild (#giinthewild), a platform which identifies Global Industrial products spotted in the world at large. Associates post photos of Global Industrial products that they see all over the world while commuting, exploring and working.

34 | Global Industrial Company 2023 Proxy Statement

At each distribution center throughout the U.S. and Canada, Global Industrial management hosts quarterly town hall meetings. These meetings showcase individualized topics that are pertinent to the associates’ roles and to each geographical location.

Diversity, Equity and Inclusion ("DEI") Initiative
Consistent with the Company’s philosophy of inclusion, we continually strive to improve our inclusiveness initiatives, and look forward to improving metrics with respect to other historically underrepresented populations within our workforce as we continue to pursue our ESG initiatives. In 2022 and 2023, the Company hosted a Women’s Leadership Forum and special programming in recognition of Black History Month.

Our Commitment to Diversity, Equity and Inclusion
Our commitment to diversity and inclusion is exemplified in the composition of Global Industrial’s workforce. The makeup of our executive management team reflects our commitment to enhancing diversity with respect to gender, ethnicity and professional experience.

Under the Company’s new executive leadership, we have made important strides in gender diversity. Since Mr. Litwin’s appointment as CEO in January 2019, diversity of gender on the Company’s senior leadership team (comprising our Senior Vice Presidents) has increased by over 20 percentage points.

The Company’s significant progression toward gender diversity in its top executive leadership is represented below:
In July 2022, following the Company's 2021 recognition by Comparably for having one of the "Best CEOs for Women," the Company won an additional Comparably award for one of the "Best Leadership Teams."
We value not only the diversity of experience these professionals bring to our executive management, but also diversity of perspective they bring to our collective approach to problem solving. This commitment to diversity and inclusion is mirrored in the composition of Global Industrial’s workforce. Our worldwide workforce is made up of a diverse group of associates. In our most recent U.S. EEO-1 data as of December 2022, the demographic breakdown for self-reporting associates was 44% female and 56% male, and minorities constituted 55% of our workforce. The diversity of our associates is a top priority for the Company.

Global Industrial Company 2023 Proxy Statement | 35

Director Compensation
General Policy
Our policy is not to pay compensation to directors who are also employees of Global Industrial or any of our subsidiaries for their service as a director. Directors are reimbursed for reasonable travel and out-of-pocket expenses incurred for attending Board and Committee meetings and are covered by our travel accident insurance policy for such travel.
The table below shows the elements and amounts of compensation that we paid our non-management directors for fiscal year 2022.

Compensation Element	Amount ($)
Retainers(1)	70,000
Restricted Stock Units(2)	50,000
Committee Chair Annual Retainers(1)
Audit Committee	20,000
Compensation Committee	10,000
Nominating/Corporate Governance Committee	10,000
Committee Member Annual Retainers(1)
Audit Committee	10,000
Compensation Committee	5,000
Nominating/Corporate Governance Committee	5,000
Lead Independent Director Retainer(1)	20,000
(1)Retainer amounts are paid in quarterly installments.
(2)Each non-management director receives an annual grant of time-based restricted stock units each year immediately following the annual stockholders meeting in an amount equal to $50,000 divided by the closing price per share during the 20 trading days preceding the date of the annual meeting (rounded up to the nearest whole number of shares). Such time-based restricted stock units are generally subject to forfeiture if the holder is not a director of Global Industrial on the date of the second annual meeting following such grant, and cannot be sold while so restricted; such restrictions lapse if the holder dies or becomes disabled or there is a change of control, as defined in the grant agreement. Cash dividend equivalents are paid on the unvested time-based restricted stock units.

Non-Management Director Compensation in Fiscal Year 2022
The following table discusses the compensation earned by our non-management directors in fiscal year 2022. Mr. Suozzi is not included in the table below because he did not serve on the Board in fiscal year 2022. Mr. Suozzi is compensated in accordance with Company's standard compensation policies and practices for the non-management directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Chad M. Lindbloom	105,000	50,000	-	2,526	157,526
Paul S. Pearlman	90,000	50,000	-	2,526	142,526
Robert D. Rosenthal	115,000	50,000	-	2,526	167,526
Lawrence Reinhold(3)	70,000	50,000	-	2,526	122,526
(1)     At December 31, 2022, 2,978 unvested restricted stock units remained outstanding for each of Messrs. Lindbloom, Pearlman, Rosenthal and Reinhold, and 10,000 options remained outstanding for Mr. Rosenthal. This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2022.
(2)    Dividend equivalent payments on unvested time-based restricted stock units.
(3)    Mr. Reinhold retired from our Board as of January 30, 2023.

36 | Global Industrial Company 2023 Proxy Statement

Executive Officers
There are no arrangements or understandings between any officer and any other person pursuant to which such person was selected as an officer. Biographical information for Messrs. Richard Leeds, Bruce Leeds, and Robert Leeds is on pages 14-15 of this Proxy Statement.

Chief Executive Officer

Biographical Information

Mr. Litwin was appointed Chief Executive Officer of Global Industrial in January 2019. Prior to joining Global Industrial, he was the Chief Executive Officer of Adorama, Inc., a leading multi-channel retailer of professional camera, audio and video equipment. Previous executive roles included overseeing e-commerce and marketing for Sears Holdings, Inc., Office Depot and Newark Electronics, Inc., in addition to serving as an advisor to several early stage digital and technology companies. Mr. Litwin received a BS degree from Indiana University and an MBA in Operations from Loyola University, Quinlan School of Business.

Barry Litwin Age: 56 Executive Officer of the Company Since 2019
Senior Vice President and Chief Financial Officer

Biographical Information

Thomas Clark was appointed Vice President and CFO of Global Industrial in October 2016. Mr. Clark originally joined Global Industrial in 2007. Prior to being appointed Vice President and CFO, Mr. Clark, served in a number of senior financial positions at Global Industrial, most recently as Controller of the Industrial Products Group. Previously he held the positions of Director of Finance and Manager of Financial Planning & Analysis at Global Industrial. Mr. Clark received a BA degree and an MBA from the University of Miami.

Thomas Clark Age 41 Executive Officer of the Company Since 2016
Senior Vice President and Chief Human Resources Officer

Biographical Information

Donna Fielding joined Global Industrial in 2018 as Senior Vice President and Chief Human Resources Officer. Prior to joining Global Industrial, Ms. Fielding worked in various human resource leadership roles in Fortune 500 organizations, including ADP, Credit Suisse, Pfizer and JPMorgan Chase. Ms. Fielding has broad experience in traditional human resources as well as cultural transformation, differentiated and specialized talent models and integrated human capital solutions. Ms. Fielding received a dual degree BS Business Management and Communication from Adelphi University.

Donna Fielding Age 52 Executive Officer of the Company Since 2018

Global Industrial Company 2023 Proxy Statement | 37

Senior Vice President and Chief Sales Officer

Biographical Information

Claudia Hughes joined Global Industrial in 2021 as Senior Vice President and Chief Sales Officer. She was previously Senior Vice President, US Field Sales for Office Depot, where she held positions of increasing responsibility during her 27-year tenure. Ms. Hughes possesses exceptional business skills across B2B Sales, Sales Leadership and Sales Operations, with data driven results. Ms. Hughes received a BS degree from the University of Maryland, College Park.

Claudia Hughes Age 55 Executive Officer of the Company Since 2021
Senior Vice President and Chief Supply Chain Officer

Biographical Information

Christopher Longhito joined Global Industrial in 2019 and currently serves as Senior Vice President and Chief Supply Chain Officer. While at Global Industrial, he has held management roles in purchasing, inventory and customer experience and previously served as Senior Vice President, Operations until his promotion to his current role in April 2023. Prior to joining Global Industrial, Mr. Longhito held various leadership positions in supply chain and inventory management with Drive DeVilbiss Healthcare and Henry Schein. Mr. Longhito received a BBA in Finance from Loyola University.

Christopher Longhito Age 42 Executive Officer of the Company Since 2021
Senior Vice President and Chief Information Officer

Biographical Information

Manoj Shetty was appointed Senior Vice President and Chief Information Officer of Global Industrial in August 2014. Mr. Shetty originally joined Global Industrial in 2000 and has served in several Information Technology roles since that time. Prior to joining Global Industrial, Mr. Shetty was employed at Mercator (ultimately acquired by IBM) and in the manufacturing sector. Mr. Shetty received a BE (Bachelors in Engineering) from SJCE Mysore (Sri Jayachamarajendra College of Engineering).

Manoj Shetty Age 62 Executive Officer of the Company Since 2014

38 | Global Industrial Company 2023 Proxy Statement

Senior Vice President, General Counsel and Corporate Secretary

Biographical Information

Adina Storch joined Global Industrial in 2021 as Senior Vice President, General Counsel and Corporate Secretary. She recently served as the General Counsel, Chief Compliance Officer and Corporate Secretary of Cedar Realty Trust and prior to that was a partner at Kasowitz, Benson, Torres & Friedman LLP and an associate with the Paris office of Shearman & Sterling LLP. During her career, Ms. Storch has advised domestic and international companies across a range of topics, including capital markets transactions and regulatory compliance matters. Ms. Storch graduated summa cum laude from Yale College and received her J.D. from the Yale Law School, where she was a senior editor of The Yale Law Journal.

Adina Storch Age 51 Executive Officer of the Company Since 2021

Senior Vice President and Chief Merchandising Officer

Biographical Information

Alex Tomey joined Global Industrial in 2021 as Senior Vice President and Chief Merchandising Officer. He recently served as Co-Chief Merchandising Officer at Petco and prior to that as Senior Vice President, Product Development and Global Sourcing at DICK'S Sporting Goods. During his career, Mr. Tomey has held various merchandising leadership positions at leading retailers including Kohl's and Walmart. Mr. Tomey has previously held board positions at Petco Mexico and DICK’s Sporting Goods Foundation. Mr. Tomey received a BS from the University of Missouri-Columbia.

Alex Tomey Age 53 Executive Officer of the Company Since 2021

Global Industrial Company 2023 Proxy Statement | 39

Compensation Discussion and Analysis
Executive Summary
In this section, we discuss the objectives of our executive compensation programs and policies, and the reasons why we pay each material element of our executive officers’ compensation. All references in this section to "senior executives" collectively refer to the CEO and all Senior Vice Presidents. Following this discussion, you will find a series of tables containing more specific details about the compensation of our Named Executive Officers (“NEOs”), listed below.

Our NEOs in 2022 were as follows:

Name	Title
Barry Litwin	Chief Executive Officer
Thomas Clark	Senior Vice President and Chief Financial Officer
Claudia Hughes	Senior Vice President and Chief Sales Officer
Manoj Shetty	Senior Vice President and Chief Information Officer
Klaus Werner*	Former Senior Vice President and Chief Marketing Officer
* Mr. Werner served as Senior Vice President and Chief Marketing Officer until his departure effective as of April 25, 2023.

Central Objectives and Philosophy of Our Executive Compensation Program
The Compensation Committee designs competitive executive compensation packages aimed at achieving the proper amount and mix of short-term, annual and long-term incentive programs to serve several important objectives:

•attracting and retaining individuals of superior ability and managerial talent;
•rewarding outstanding individual and team contributions to the achievement of our short- and long-term financial and business objectives, including our ACE strategy;
•promoting integrity and good corporate governance;
•motivating our executive officers to manage for sustained growth and financial performance, and enhanced stockholder value, for the long-term benefit of our stockholders, customers and employees; and
•mitigating risk and reducing risk taking behavior that might negatively affect financial results, without diminishing the incentive nature of the compensation (as described below).

40 | Global Industrial Company 2023 Proxy Statement

Pay and Governance Practices
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests, including:

WHAT WE DO:	WHAT WE DON'T DO:
✓
Pay for Performance Alignment: We align our senior executives' compensation with stockholder returns by providing a significant portion of our senior executives’ compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our senior executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.
X
Starting in 2023 No Dividends on Unearned Performance-Based Equity Awards: Starting in 2023, grants dividend equivalent rights issued in connection with performance-based restricted stock units are not earned or paid unless and until the performance-based restricted stock units vest.

✓
Caps on Payouts of Annual Non-Equity Incentive Compensation: Our annual non-equity incentive compensation for senior executives is capped at a maximum award payable to any individual, with a separate cap set for the CEO pursuant to his employment agreement.
X
No Stock Trading Plans Without Committee Approval and Oversight: Our directors and executive officers are prohibited from entering securities trading plans pursuant to SEC Rule 10b5-1 without the pre-approval of our Nominating/Corporate Governance Committee.

✓
Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders: Starting in 2023, we implemented and require compliance with meaningful stock ownership guidelines for our executive officers and non-management directors to reinforce alignment with our stockholders.
X
No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking: While our compensation program rewards our senior executives for achievement of short- and long-term strategic and operational goals as measured through achievement of multiple operational metrics, our Compensation Committee reviews market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓
“Double-trigger” Change in Control Provisions for Equity Awards: In the event of a change in control, acceleration of vesting of equity awards will not occur unless there is also a qualifying termination of employment within a specified period following the change in control.
	X	No Supplemental Retirement Benefits for Executives: We do not have any supplemental executive retirement or other nonqualified deferred compensation plans.
✓
Independent Compensation Committee Advised by Independent Compensation Consultant: The Compensation Committee, like all of our principal Board committees, comprises solely independent directors, and retains an independent compensation consultant to advise it, as needed, on market compensation trends, and best pay practices.
X
No Liberal Share Recycling: Shares tendered or held back for taxes or to cover the exercise price of an option will not be added back to the reserve pool under our equity plans. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

Global Industrial Company 2023 Proxy Statement | 41

Risk Management and Pay Alignment
We believe our executive compensation program encourages and rewards prudent business judgment and appropriate risk-taking over the long-term. We believe the following factors are effective in mitigating risk relating to our executive compensation program including the risk that an executive will take action that is detrimental to our long-term interests in order to increase the executive’s short-term performance-based compensation:

•Governance and Management Processes. Together with the Audit Committee, our Board is responsible for overseeing the risk management processes associated with our operations, and seeking to ensure that appropriate general and specific risk mitigation considerations are implemented by management for the most significant risks facing our Company and giving due consideration to these risks in our business and operations planning. Our Compensation Committee is responsible for considering risk mitigation issues and for including strategies to mitigate risk in our executive compensation program.
•Regular Oversight. Risk management is regularly overseen by the Board and Audit Committee on a quarterly basis, covering particular risk management matters in connection with general oversight and approval of corporate matters, and through discussions relating to material risks affecting the Company presented by management and by our Finance, Legal, Risk Management/Insurance and Internal Audit departments. The Compensation Committee members also receive these presentations and take risk mitigation into account in designing our executive compensation program.
•Multiple Performance Factors. We use multiple performance factors that encourage senior executives to focus on the overall health of the business rather than on a single financial measure.
•Award Cap. Our annual non-equity incentive compensation for senior executives caps the maximum award payable to any individual.
•Long-Term Equity Incentive Compensation. Our senior executives and a limited number of key business leaders receive stock options and/or restricted stock units in varying amounts in accordance with a metrics-driven and goal-oriented, benchmarked approach. All awards are subject to year-long vesting periods, deferred distribution in the case of restricted stock unit awards and may include performance criteria in the vesting formula. We believe the long-term vesting period for stock options and restricted stock unit grants causes our executives to focus on long-term achievements and on building stockholder value.

Role of the Compensation Committee in Compensation Decisions
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the senior executive officers of Global Industrial (excluding the CEO);
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
In addition, it is the Compensation Committee’s responsibility to work with the Audit Committee to ensure our compensation policies address and promote our risk management goals and objectives.
Independent Compensation Consultant
The Compensation Committee is empowered to retain third-party compensation consultants to provide assistance with respect to compensation strategies, market practices, market research data and our compensation goals. In March 2019, in coordination with and at the recommendation of the Company's Chief Human Resources Officer, and with the approval of the Board, the Compensation Committee directly retained an independent compensation consultant (EA Compensation Resources d/b/a Compensation Resources) to advise on and provide data as it related to executive and senior management compensation for 2020. The compensation consultant also advised on compensation for non-management directors and, through a separate engagement, advised on compensation strategy for a broader employee population and the structure of our sales commission and compensation plans. In 2020, upon the recommendation of the Chief Human Resources Officer, Global Industrial entered into a monthly

42 | Global Industrial Company 2023 Proxy Statement

retainer agreement with EA Compensation Resources to provide position slotting and benchmarking for new roles and provide guidance on overall compensation strategy.
In consultation with its compensation consultant, the Compensation Committee and management focused on the following factors in redesigning our equity compensation philosophy and practices:

•determining the market competitiveness and structure of the Company's executive base salaries, as well as of other salaried positions;
•evaluating the appropriate mix of fixed and variable cash compensation;
•evaluating the mix of equity and non-equity incentive compensation;
•developing a long-term equity incentive plan design and implementation strategy to align with the key strategies of the Company to attract, retain, and reward management for performance as well as to further align management with our stockholders; and
•creating a stronger link between incentive compensation and performance, for both equity and non-equity incentive compensation.
In June 2022, the Compensation Committee engaged Korn Ferry (US) as its compensation consultant to provide services with respect to compensation arrangements for 2023.

Market Comparison
In performing its work in 2019 the Compensation Committee made use of surveys and analyses prepared by its compensation consultant to benchmark Global Industrial’s compensation arrangements against those of peer group companies based on revenue, industry segment and geographic location (“core peers”), in order to set our compensation arrangements in line with market conditions and best practices and to continue to attract and retain quality employees. An additional set of peers were identified from a "controlled company" and comparable talent pool perspective ("non-core peers"), in order to gain best practice information from companies against whom we compete for talent. We did not use the non-core peers as salary benchmark data. The Compensation Committee further analyzed compensation based on our position descriptions and not historical compensation levels.

The peer group companies used by the Compensation Committee in its 2019 benchmarking analysis were as follows:

Peer Group Companies	2019 Revenue	Peer Group Companies	2019 Revenue
1-800-Flowers.com, Inc.	$1,248,623,000	Lifetime Brands Inc.	$734,900,000
Amazon.com Inc.	$280,522,000,000	Lowe's Companies Inc.	$72,148,000,000
Bluelinx Holdings Inc.*	$2,637,268,000	MSC Industrial Direct Co Inc.	$3,363,800,000
DXP Enterprises, Inc.*	$1,300,000,000	Office Depot, Inc.	$10,600,000,000
Foundation Building Materials Inc.	$2,200,000,000	Pool Corp.*	$3,199,517,000
GMS Inc.*	$3,116,032,000	Siteone Landscape Supply Inc.*	$2,360,000,000
H&E Equipment Services Inc.*	$1,300,000,000	The Hain Celestial Group Inc.	$2,302,468,000
HD Supply Holdings Inc.	$6,146,000,000	The TJX Companies, Inc.	$41,700,000,000
Henry Schein Inc.	$9,985,803,000	Tyson Foods, Inc.	$42,405,000,000
Honeywell International Inc.	$36,709,000,000	W.W. Grainger Inc.	$11,500,000,000
Huttig Building Products Inc.*	$812,000,000	Walmart Inc.	$524,000,000,000
Kaman Corp.*	$761,608,000	Watsco, Inc.	$4,770,362,000
* core peers

Global Industrial Company 2023 Proxy Statement | 43

Say-On-Pay Responsiveness
In March 2023, in keeping with the Company's commitment to good governance, on the recommendation of the Nominating/Corporate Governance Committee under Mr. Rosenthal's leadership, and with full support of the Board and its Executive Chairman, the Board unanimously voted to recommend that stockholders adopt an annual frequency Say-on-Pay advisory vote. This recommendation is in line with guidance from stockholder advisory firms that supports annual frequency Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion.

Senior Executive Compensation Plan
To promote the objectives described above, our senior executive compensation plan consists of the following principal elements:

•    Base salary;
•    Non-Equity Incentive Compensation; and
•    Long-Term Equity Awards.

In 2020, the Compensation Committee developed general guidelines, policies and formulas for allocating compensation among current, short- and long-term compensation, including a mix of equity and non-equity incentive compensation and fixed and variable cash compensation. The Compensation Committee from time to time adjusts different elements of compensation based upon its evaluation of our key business objectives and related compensation goals set forth above.

In determining the compensation of a particular senior executive, the Compensation Committee seeks to correlate their performance-related compensation objectives with the aspects of our business over which they drive the greatest impact. Accordingly, the senior executive compensation plan gives varied weights and consideration to the senior executive's specific corporate responsibilities and strategic objectives.

The Company's incentive-based compensation is based on a combination of Company performance and individual performance factors, with our most senior executives being more heavily weighted toward Company performance factors.

The compensation of all senior executives are aligned based upon the financial performance of the Company, and each of our senior executives (other than the CEO) has personal achievement targets that support one or more of the Company-based performance metrics described below.

Base Salary
Historically, base salary levels were primarily determined based on individual and Company performance as well as an objective assessment of the average prevailing salary levels for comparable companies in our geographic regions (based on industry, revenues, number of employees and similar factors), derived from widely available published reports. Such reports do not identify the component companies. Beginning for 2020, the Compensation Committee, assisted by its compensation consultant, adopted a more objective salary determination process primarily based on benchmarking our executive officer’s salaries against the salary levels of similar executives via an extensive library of compensation surveys as well as against comparable companies, principally based on industry, revenues and number of employees. This peer set was further supplemented by companies in our geographic regions as well as other public company competitors that may not have otherwise been included. Beginning in 2023, the Compensation Committee, advised by its independent compensation consultant, revised the Company's peer set to better align with companies of similar size and/or industry.

Non-Equity Incentive Compensation
Annual non-equity incentive compensation of our senior executive team, with the exception of our CEO, is based on achievement of a combination of Company-based and individual-based performance metrics. Seventy percent of the annual non-equity incentive compensation for senior executives is determined by achievement of Company-based performance metrics and 30% by achievement of individual-based performance metrics ("Individual Strategic Objectives"). Of the Company-based performance metrics, 42% is based on achievement of GAAP-based financial metrics ("GAAP-Based Financial Metrics") and 28% is based on achievement of non-financial Company-based performance metrics ("Non-Financial Company Performance Metrics"). Mr. Litwin's non-equity incentive

44 | Global Industrial Company 2023 Proxy Statement

compensation is determined in accordance with his employment agreement. For more information, see Employment Arrangements with Named Executive Officers on page 58 of this Proxy Statement.

The Company makes awards of non-equity incentive compensation within ranges tiered by position. For senior executives (other than the CEO), the non-equity incentive compensation target is 50% of annual base salary. Actual earnings will be based upon the accomplishments of (i) the GAAP-Based Financial Metrics; (ii) the Non-Financial Company Performance Metrics (the "Non-Financial Company Performance Scorecard"); and (iii) the individual strategic objectives (the "Individual Strategic Objectives Scorecard").

The non-equity incentive compensation determinants can be summarized as follows:

Individual performance-based incentive
Company performance-based incentive

Computation of Non-Equity Incentive Compensation for Senior Executives
Computation of the annual cash incentive for our senior executives (excluding the CEO) is based on attainment of both financial and non-financial Company goals, and individual performance goals. In order for any senior executive to be eligible for an annual cash incentive, the Company must have achieved a threshold amount of adjusted operating income equivalent to 80% or greater in actual adjusted operating income relative to the Company’s annual operating plan. Attainment of 80% of adjusted operating income relative to our budget plan equates to a payout opportunity of at most 50% of a senior executive’s target. The bonus opportunity scales ratably with the ratio of adjusted operating income relative to plan, such that a 100% attainment of adjusted operating income relative to plan equates to a 100% bonus payout opportunity relative to the senior executive’s target. The pool of available funds for non-equity incentive compensation is capped at 175% of target bonus for each individual executive, which corresponds to attainment of 150% of actual adjusted operating income relative to plan. A senior executive’s annual bonus opportunity is scaled ratably with the percentage of adjusted operating income relative to plan for achievement in between threshold and target adjusted operating income, and target and stretch adjusted operating income, respectively..

The annual non-equity incentive opportunity for 2022 for our senior executives (excluding the CEO) was as represented below:

		Threshold	Target	Maximum	Actual
%	Adjusted Operating Income (2022 Actual) Target Bonus Opportunity	80%	100%	150%	104%
% Target Bonus Opportunity		50%	100%	175%	106%

Once target cash bonus opportunity is determined as per the above, the actual bonus payout for any given senior executive (excluding the CEO) is determined by reference to the GAAP-Based Financial Metrics and the Non-

Global Industrial Company 2023 Proxy Statement | 45

Financial Company Performance Metrics for the 70% that is Company performance-based, and with respect to the 30% that is individual performance-based, this component is determined with reference to attainment of the Individual Strategic Objectives.
Discretionary Adjustments Due to Exceptional Circumstances
The Compensation Committee has the discretion to recommend to the Board adjustments of the GAAP-based financial targets based on exceptional events such as acquisitions or other one-time charges or gains, or other unforeseen circumstances that can skew normal operating results. Targets and non-equity incentive compensation are also subject to adjustment to prevent unreasonable results in the strict application of these formulas. Senior executives must be employed with the Company at the time the incentive compensation is paid out to receive the payment, subject to the Compensation Committee's discretion.
Company-Based Performance – GAAP-Based Financial Metrics
As explained below, in determining non-equity incentive compensation the financial metrics are accorded a more significant weighting factor than the non-financial metrics, reflecting the Compensation Committee’s belief that the financial metrics are the most critical to enhancing stockholder value, maintaining long-term growth, and remaining competitive, and furthermore provide the funding for implementing the strategic accomplishments and corporate governance goals. Achievement and over-achievement of the financial goals results in incremental increases to the available incentive compensation pool in which the participating senior executives share.
Each participant may have different relative weights of the financial metrics, but financial objectives will be quantitatively measured in the following key financial metrics that are calculated in a manner consistent with GAAP.

•Adjusted Operating Income and Adjusted Operating Margin Performance. The Compensation Committee believes this is the most important individual component and aligns the interests of our senior executives with those of our stockholders, in addition to building long-term value. Adjusted Operating Income is defined as operating income adjusted for unusual or nonrecurring items as determined by our Compensation Committee.
•Net Sales Performance. The Compensation Committee believes sales performance is key to the Company achieving the scale necessary to remain competitive with larger companies. Sales are defined as sales revenue net of returns on a constant currency basis. Sales are further adjusted for the impact of any acquisition or disposition which is completed during the plan year.
•Gross Profit and Gross Margin Performance. The Compensation Committee believes that gross profit and margin performance will provide an objective basis to measure management’s ability to successfully grow the Global Industrial Exclusive Brand™ business, manage efficient discounting rates with its customers, and manage the inflationary cost environment inclusive of the impact of tariffs, and other supply chain related inflation.
•Selling, Distribution and Administrative Expenses ("SD&A") Cost Management. The Compensation Committee believes that measuring SD&A on an absolute, as well as relative percentage of sales basis, is an important metric for participants to manage costs and invest in key initiatives prudently throughout the course of each year.

Financial targets are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in diminished or no incentive payment. The financial target performance objectives are set at a level for which there is a reasonably challenged chance of achievement based upon the range of assumptions used to build our annual budget and forecasted performance. The Company did not perform specific analysis on the probability of the achievement of the financial target performance objectives, given that the market is difficult to predict. Rather, we relied upon our experience in setting the goals guided by our objective of setting a reasonably attainable and motivationally meaningful goal.

The Net Sales component of the Financial Metrics is payable starting at achievement of in excess of 80% of the net sales target financial goal component amount. In addition, the net sales target amount is capped at 102% of the net sales target financial goal component amount. Each 1% variance in actual achievement below the 100% level will generate a 5% negative variance in the target non-equity incentive amount. Each 1% variance in actual achievement above the 100% level generates a 5% positive variance in the target non-equity incentive amount. No non-equity incentive compensation is payable in respect of the net sales component if achievement is 80% or less of the net sales target while increased payments (up to 110% of the target non-equity incentive compensation amount for this financial component) are payable on a pro-rata basis for over achievement of the net sales target component.

46 | Global Industrial Company 2023 Proxy Statement

GAAP-Based Financial Scorecard. For 2020, 2021 and 2022, the Compensation Committee approved a GAAP-Based Financial Scorecard comprised of targets for Adjusted Operating Income, Adjusted Operating Margin Percent, Net Sales, Gross Profit Dollars, Gross Margin Percent and SD&A. Forty-two percent of each senior executive's target non-equity incentive compensation is tied to the achievement of the GAAP-Based Financial Scorecard. For each of the metrics, Adjusted Operating Income, Net Sales, Gross Profit Dollars and SD&A Cost Management are weighted at 8.4% each, while Gross Margin Percent and Adjusted Operating Margin Percent are weighted at 4.2% each. These targets are all monitored for achievement on a quarterly bases and final achievement is assessed on an annual basis.

Non-Financial Company Performance Metrics
An overriding principle in the measurement of the non-financial performance metrics is the responsible management of good corporate governance and oversight, encompassing legal and regulatory compliance and adherence to the Company's policies including the timely filing of periodic reports with the SEC, compliance with the Sarbanes-Oxley Act, maintaining robust internal controls, OSHA compliance, environmental, employment and health/safety laws and regulations compliance (including in connection with pandemic preparation and mitigation) and enforcement of our corporate ethics policy.

The Compensation Committee set the non-financial Company performance metrics to align with the accomplishment of key strategic initiatives for the Company. Each participant may have different relative weights of key non-financial Company performance metrics, but the specific objectives and measurement of accomplishments of these objectives are aligned across all participants in the Company’s senior executive compensation plan in the following key non-financial Company performance metrics.

•Customer Experience. This metric measures achievement of the Company's customer experience objectives, including the acquisition rate of new business customers, the retention rate of customers, sales growth of key customer segments, e-commerce conversion rates and overall customer satisfaction scores.

•Operational Excellence. This metric measures achievement of the Company's operational excellence objectives, including on-time delivery rates, customer service productivity scores, distribution center cost control, improvements in key safety metrics inclusive of reductions in OSHA Recordable events.

•Human Capital Management. This metric measures achievement of the Company's human capital management objectives, including management of associate turnover rates, associate engagement scores and overall cost management of compensation expense in the Company.

•Strategic Plan Initiatives. This metric measures achievement of the Company's key strategic plan initiatives, including management of the organization’s technology roadmap, expansion of the Global Industrial Exclusive Brand™ business, execution of new product and customer vertical introductions and our ACE initiative objectives.

The non-financial Company performance objectives for the Company’s senior executives are established by the Board in February of each year on recommendation of the Compensation Committee and assessed at the conclusion of each measurement period, which corresponds to the Company’s fiscal year. We measure these non-financial performance objectives on an annual basis, so that our senior executives will place greater focus on the long-term, cross-functional initiatives we have undertaken as part of our Accelerate the Customer Experience (ACE) and Operational Excellence Strategies.

The non-financial Company performance objectives are measured based on whether or not the objective is either accomplished or not accomplished during the fiscal year. Accomplishment can be measured based on the percentage of the objective completed, or, if not quantitative, on a subjective basis based upon a fulsome assessment by the Compensation Committee, with target non-equity incentive compensation paid out accordingly. The non-financial performance objectives have a minimum payment of 0% and a maximum payment of 100% for full or overachievement.

Non-Financial Company Performance Scorecard. For 2020, 2021 and 2022, the Compensation Committee approved that each component of the non-financial performance metrics, would be weighted at 5% of the overall target non-equity incentive compensation.

Individual Strategic Objectives

Global Industrial Company 2023 Proxy Statement | 47

Individual strategic objectives for each senior executive are tailored to goals identified for the business units they oversee. These strategic objectives are comprised of a variety of measurable strategic, financial and operational targets and initiatives including sales growth and margin improvement, cost management, process improvement, corporate development, and others as deemed appropriate by the CEO in consultation with the Compensation Committee. In each case, the selected objectives are considered relevant to the scope of each senior executive’s functional areas of operation and are designed to support the accomplishment of the Company-based performance metrics and to incentivize management to accomplish the businesses’ strategic plan.

In most cases achievement is measured objectively and in some cases is assessed subjectively by the Compensation Committee if a specific quantitative measurement is not available.

CEO Annual Non-Equity Incentive Compensation
In accordance with Mr. Litwin's Employment Agreement, his annual non-equity incentive compensation is based only on achievement of Company-based performance objectives. Eighty percent of Mr. Litwin's target non-equity incentive compensation is tied to the achievement of certain of the GAAP-based financial metrics described above (60% is based on the achievement of Adjusted Operating Income targets and 20% is based on the achievement of Net Sales targets) and 20% is based on the achievement of the Non-Financial Performance Metrics described above.

2022 Scorecard
For 2022, the Compensation Committee set the following non-equity incentive target amounts, non-equity incentive compensation cap percentages and relative percentage weights for each component of the non-equity incentive compensation for each of our NEOs.

				Non-Financial Company Performance Metrics
Name	Target ($)	Cap (%)	Financial Scorecard (%)	Customer Scorecard (%)	Operational Scorecard (%)	Human Capital Scorecard (%)	Strategic Plan Implementation Scorecard (%)	Individual Objectives (%)
Barry Litwin	1,289,305	111	80	5	5	5	5	0
Thomas Clark	259,100	175	42	7	7	7	7	30
Claudia Hughes	220,500	175	42	7	7	7	7	30
Manoj Shetty	232,650	175	42	7	7	7	7	30
Klaus Werner	213,700	175	42	7	7	7	7	30
2022 Individual Performance Against Objectives
The following table sets out the achievement level (presented as a percentage of target) for each component of the 2022 non-equity incentive compensation as well as the relative payout ratio earned based on the mechanics of each component for each of our NEOs. The aggregate payouts, expressed in dollars, appear in the Summary Compensation Table on page 54 of this Proxy Statement.

Name	Financial Scorecard (%)		Customer Scorecard (%)		Operational Scorecard (%)		Human Capital Scorecard (%)		Strategic Plan Implementation Scorecard (%)		Individual Objectives (%)		Weighted Average Eligible Non-Equity Incentive Compensation (%)
	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Payout Ratio
Barry Litwin	102	110	40	40	60	60	100	100	92	92	N/A	N/A	102.6
Thomas Clark	100	106	40	42.4	60	63.6	100	106	92	97.5	100	106	97.9
Claudia Hughes	100	106	40	42.4	60	63.6	100	106	92	97.5	100	106	97.9
Manoj Shetty	100	106	40	42.4	60	63.6	100	106	92	97.5	100	106	97.9
Klaus Werner	100	106	40	42.4	60	63.6	100	106	92	97.5	85	90.1	93.2
In determining the compensation of our CEO for fiscal year 2022 and approving the non-equity incentive compensation of our senior executives, the Compensation Committee considered that management had performed

48 | Global Industrial Company 2023 Proxy Statement

well in addressing a unique national and international business and economic environment as supply chain disruptions and significant inflation exploded across the United States. The Compensation Committee recognized that management had successfully managed a year with significant price variance due to the rapid inflation of certain key transportation costs, primarily associated with ocean freight. The Compensation Committee further considered that the selling environment was rapidly shifting away from certain product lines such as personal protective equipment that dominated 2020, and back to more traditional core product lines as well as the challenges associated with maintaining in-stock position due to disruption and delays across each node of the supply chain. Taking all factors into consideration, the Compensation Committee decided to not exercise discretion, but rather maintained all financial and non-financial goals as established in the beginning of the year. Based on the Company’s performance, the Compensation Committee believes that compensation levels for fiscal year 2022 were consistent with the philosophy and objectives of our compensation program.

The Consolidated Adjusted Operating Income target for 2022 was set based upon the Company's continuing operations. The payout ratio based upon achievement to plan was 115% for our CEO and 106% for the other senior executives.

The Net Sales target for 2022 was set based upon the Company's continuing operations. The payout ratio based upon achievement to plan was 95% for our CEO and 106% for the other senior executives.

Based upon the assessment of the other GAAP-Based Financial Objectives assigned to each of the senior executives, excluding Mr. Litwin, the weighted average payout ratio was 106% inclusive of the results of Net Sales and Adjusted Operating Income described above.

The Company's Non-Financial Score Card goals included key objectives surroundings actions and key performance indicators related to four key pillars: Customer Experience, Operational Excellence, Human Capital Management and Strategic Plan Initiatives. Within the Customer Experience pillar, key objectives related to new customer acquisition, customer retention, customer conversion, customer product mix, as well as overall customer satisfaction. Within the Operational Excellence pillar, key objectives related to distribution center productivity, contact center efficiency, safety and cost control. Within the Human Capital Management pillar, key objectives included employee engagement scores, cost containment and an emphasis on distribution center culture. Finally, within the Strategic Plan pillar, key objectives included, growth of private label sales and achievement of key technology roadmap milestones associated with the development of a new e-commerce experience and other strategic projects. Achievement of each metric included payout ratios ranging from 50%, when 50% of the target was achieved, to 100% when at least 97% of the target was achieved. Payout ratios for each component can be found on the table on page 48 of this Proxy Statement.

Each of the executive officers (other than our CEO) were responsible for five measurable initiatives linked to the Company's 2022 Operating Plan. Our CEO assessed and the Compensation Committee agreed that Mr. Clark, Ms. Hughes, and Mr. Shetty fully achieved their individual strategic objectives, while Mr. Werner was assessed to have completed 85% of his individual strategic objectives.

Mr. Clark's individual strategic objectives included providing key departmental financial planning and analysis support, implementing technology solutions that allowed for real time visibility of key cost drivers, managing the control and risk environment and management of key working capital goals. Ms. Hughes' individual strategic objectives included sales and gross profit growth within the Company's managed account segments, successful launch of a new program targeting both enterprise and public sector customer acquisition, expansion of product category mix within existing customers and certain sales force efficiency metrics. Mr. Shetty's individual strategic objectives included key technology implementations and enhancements associated with the Company's technology platform including its e-commerce experience, its warehouse management solution and supporting the successful launch of a new distribution center in Canada. Mr. Werner's individual strategic objectives included sales and gross profit growth via the Company's website, improving customer acquisition and retention, supporting growth in order and volume expansion and successful marketing launches for entrance into key new customer verticals associated with healthcare and hospitality.

Based upon the performance of Adjusted Operating Income, each senior executive (other than the CEO), was eligible to earn 106% of their target bonus. The relative payout ratios described in the table above for Mr. Clark, Ms. Hughes, Mr. Shetty, and Mr. Werner include the impact of this 106% eligibility in each occurrence. As such and in the combination of the assessment of each component of non-equity incentive compensation, Mr. Clark, Ms. Hughes, and Mr. Shetty earned 98% of their original target bonus, while Mr. Werner earned 93% of his original target bonus. The 2022 threshold, target and maximum non-equity incentive amounts for each are detailed in the Grants of Plan-Based Awards table on page 55 of this Proxy Statement.

Global Industrial Company 2023 Proxy Statement | 49

Long-Term Equity Awards
Equity-based compensation provides an incentive for senior executives to manage the Company with a view to achieving results which would increase our stock price over the long-term and, therefore, the return to our stockholders.

2010 and 2020 Long-Term Incentive Plans
Basic Features and Types of Awards. In 2010, the Board of Directors and our stockholders approved the 2010 Long-Term Incentive Plan (the “2010 LTIP”) in order to promote the interests of Global Industrial and our stockholders. The 2010 LTIP expired on April 23, 2020 and accordingly, it could not be used for future awards after that date. The equity incentive grants made in 2020 were made under the 2010 LTIP before it expired and were the last equity incentive grants to be made under the 2010 LTIP.

In March 2020 our Board adopted the Global Industrial Company 2020 Omnibus Long-Term Incentive Plan (the “2020 LTIP”), which was approved by our stockholders in June 2020. The equity incentive grants made in 2021 and 2022 were made under the 2020 LTIP.

The 2010 LTIP and the 2020 LTIP (the “Equity Plans”) are intended to help us (i) attract and retain exceptional directors, including independent directors, executive personnel and other key employees, including consultants and advisors to the Company and its affiliates; (ii) motivate such award recipients by means of performance-related incentives to achieve longer-range performance goals; and (iii) enable such recipients to participate in the long-term growth and financial success of the Company.

The Equity Plans provide for the granting of various equity- or cash-based awards, subject to certain limits including a maximum of 1,500,000 shares (or $10,000,000 in the case of cash performance awards) per individual per year. Under the 2020 LTIP, an aggregate of 7,500,000 shares of common stock were authorized for stock-based awards, of which 6,967,685 shares remained available for future issuance as of the April 11, 2023 record date. The 2010 LTIP expired in April 2020 without issuance of additional awards.

Administration of the Equity Plans. The Compensation Committee has the authority to administer, interpret and construe any provision of the Equity Plans and to adopt such rules and regulations for administering the Equity Plans as it deems necessary or appropriate. All decisions and determinations of the Compensation Committee are final, binding and conclusive on all parties.
Further, the Compensation Committee has sole discretion over the terms and conditions of any award, including:

•the persons who will receive awards;
•the type of awards granted;
•the number of shares subject to each award;
•exercise price of an award;
•expiration dates;
•vesting schedules;
•distribution and delivery schedules;
•forfeiture provisions;
•conditions on the achievement of specified performance goals for the granting or vesting of options, restricted stock, restricted stock units or cash awards; and
•other material features of awards.

The Compensation Committee or the Board may delegate to executive officers the authority to designate award recipients, but the Compensation Committee must approve grants of all awards to those individuals.
The Compensation Committee is cognizant of the timing of the grant of stock-based compensation in relation to the publication of the Company's earnings releases and other public announcements and aims to grant equity on a consistent basis each year at the time of its first quarter Board and Committee meetings in respect of the prior year's performance.

50 | Global Industrial Company 2023 Proxy Statement

Key Features of Long-Term Equity Awards. Some of the key features adopted by the Compensation Committee for the Company's Long-Term Equity Awards are as follows:

•Annual awards of target equity incentive compensation. We make annual awards of equity incentive compensation within ranges tiered by position. For senior executives (other than the CEO), equity awards generally can range from 0 to 75% of target non-equity incentive compensation (or more in exceptional circumstances). Awards are denominated as 50% stock options and 50% performance-based restricted stock units (number of shares based on relative fair market value including applying Black-Scholes formula for options valuation).
•Vesting of equity incentive awards tied to performance. Other than the CEO, we have provided that performance-based restricted stock unit awards will vest annually in amounts tied to achievement of financial targets for that year, annual adjusted operating income growth plus ten percentage points. Recipients will have up to four years to earn the full grant based upon annual performance for each year.
•Deferred delivery of vested restricted stock units. We have deferred delivery of any tranches of vested restricted stock unit awards until the earlier of the grant’s expiration date or 45 days following termination of employment.

Components of Current Equity Awards. Outstanding equity-based awards consist of two distinct types of equity compensation:

•non-qualified stock options granted at 100% of the stock’s fair market value on the grant date (based on the NYSE closing price of our common stock on that date), subject to repricing as occurred in 2019; and
•restricted stock units granted subject to vesting conditions including both time and / or performance criteria (and beginning in 2020 through 2022 subject to deferred delivery of vested restricted stock unit awards).

Future Equity Awards. Future awards under the 2020 LTIP may be:

•incentive stock options;
•non-qualified stock options;
•stock appreciation rights;
•restricted stock;
•restricted stock units;
•cash performance awards; or
•other stock-based awards.

CEO Annual Equity Awards. Mr. Litwin's annual equity award is determined in accordance with his employment agreement. On each anniversary of the commencement of his employment as CEO, he shall receive an equity grant of time-based restricted stock units equal to the quotient of $700,000 divided by the then per share fair market value of the Company’s common stock as quoted on the NYSE at the close of business on the day prior to each such anniversary date. The initial grant of time-based restricted stock units to Mr. Litwin on January 7, 2019 provided for annual vesting over five years in equal 20% installments commencing on the one-year anniversary date of such grant date provided that Mr. Litwin is still employed by the Company. Thereafter, each subsequent annual grant of time-based restricted stock units shall vest over four years in equal 25% installments commencing on the one-year anniversary date of each such annual grant provided Mr. Litwin is still employed by the Company.

Global Industrial Company 2023 Proxy Statement | 51

Benefits, Perquisites and Other Compensation
The Company provides various employee benefit programs to our associates, including executive officers such as:

•medical, dental, life and disability insurance benefits;
•our 401(k) plan, which includes Global Industrial matching contributions;
•our Employee Stock Purchase Program which offers employees the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule;
•automobile allowances and related reimbursements to all executive officers and certain other members of Global Industrial's management team which are not provided to all employees;
•severance payments and/or change of control payments pursuant to negotiated employment agreements with the Company (described below); and
•paid parental leave for all associates who have worked for the Company for at least twelve months.

The Company does not provide any pension benefits or deferred compensation under any defined contribution or other plan on a basis that is not tax-qualified.

Other than the Company's 401(k) programs, the Company does not provide supplemental retirement benefits.
Anti-Hedging and Anti-Pledging Policy
The Company does not have a policy regarding the ability of its employees to hedge or pledge Company securities, including with respect to the types of transactions identified in Item 407(i)(1) of Regulation S-K.
Stock Ownership Guidelines
The Compensation Committee believes that management should have a significant ownership interest and in 2023 implemented stock ownership guidelines for the executive officers and non-management directors to more closely align their interests with those of stockholders. The value of shares of our common stock that an executive officer must own is set as a multiple of the executive’s base salary. The value of shares of our common stock that each non-management directors must own is set as a multiple of the director's base cash retainer. Unearned performance-based restricted stock units, unvested time-based restricted stock units and unvested restricted stock do not count towards ownership of our common stock under the guidelines. For the CEO, the multiple is three times his base salary, while for the other executive officers, the multiple is one times base salary, and for the non-management directors, the multiple is one times the base cash retainer, in each case with a five-year phase-in period.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) limits to $1,000,000 the U.S. federal income tax deductibility of compensation paid in one year to a company's executive officers. While the Code limits the deductibility of compensation paid to our executive officers, our Compensation Committee will-consistent with its past practice-continue to retain flexibility to design compensation programs that are in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

52 | Global Industrial Company 2023 Proxy Statement

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2022.
Submitted by the Compensation Committee of the Board,
Chad M. Lindbloom (Chairman)
Paul S. Pearlman
Robert D. Rosenthal
Thomas R. Suozzi

Compensation Committee Interlocks and Insider Participation
At the end of fiscal year 2022, the members of Global Industrial’s Compensation Committee were Messrs. Lindbloom, Pearlman and Rosenthal.

Mr. Litwin resigned from the Compensation Committee effective when he became CEO of Global Industrial on January 7, 2019 and Mr. Pearlman was appointed a member of the Compensation Committee effective as of such date.
Except as noted above with Mr. Litwin, Global Industrial does not employ any current (or former) member of the Compensation Committee and no current (or former) member of the Compensation Committee has ever served as an officer of Global Industrial.
In addition, none of our current (or former) directors serving on the Compensation Committee has any relationship that requires disclosure under SEC regulations.

Global Industrial Company 2023 Proxy Statement | 53

Executive Compensation
Summary Compensation Table
The following table sets forth the compensation earned by the NEOs for fiscal years 2022, 2021 and 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)	Total ($)
Barry Litwin Chief Executive Officer	2022	955,000		1,700,000		1,322,376	259,860(4)	4,237,236
	2021	909,600		850,000	150,000	787,700	297,200	2,994,500
	2020	866,300		700,000		1,271,800	205,400	3,043,500
Thomas Clark Senior Vice President and Chief Financial Officer	2022	518,200		97,200	97,200	253,755	39,895(5)	1,006,250
	2021	505,600		94,800	94,800	177,900	51,800	924,900
	2020	481,500		90,300	90,100	289,600	39,800	991,300
Claudia Hughes(6) Senior Vice President and Chief Sales Officer	2022	441,000		297,700	82,700	215,945	29,114(7)	1,066,459
	2021
	2020
Manoj Shetty(8) Senior Vice President and Chief Information Officer	2022	525,300		98,500	98,500	257,225	43,612(9)	1,023,137
	2021
	2020
Klaus Werner(10) Former Senior Vice President and Chief Marketing Officer	2022	427,350		295,200	80,100	199,069	50,050(11)	1,051,769
	2021
	2020
(1)This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2022.
(2)This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2022.
(3)The 2020 figures in this column represent the amount earned in fiscal year 2020 (although paid in fiscal year 2021) pursuant to the 2020 senior executive compensation plan; the 2021 figures in this column represent the amount earned in fiscal year 2021 (although paid in fiscal year 2022) pursuant to the 2021 senior executive compensation plan; and the 2022 figures in this column represent the amount earned in fiscal year 2022 (although paid in fiscal year 2023) pursuant to the 2022 senior executive compensation plan. For more information, see Grants of Plan-Based Awards on page 55 of this Proxy Statement. Because these payments were based on predetermined performance metrics, these amounts are reported in the Non-Equity Incentive Compensation column.
(4)Includes auto-allowance ($30,000), transportation related expenses ($42,175), gross-up on transportation related expenses ($43,984), Global Industrial 401(k) contributions ($6,525) and dividend equivalent payments on unvested restricted stock units ($137,176).
(5)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($6,525) and dividend equivalent payments on unvested restricted stock units ($18,970).
(6)Ms. Hughes was not a NEO prior to fiscal year 2022, and therefore no amounts are reported for fiscal years 2021 and 2020 in the Summary Compensation Table.
(7)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($6,525) and dividend equivalent payments on unvested restricted stock units ($8,189).
(8)Mr. Shetty was not a NEO prior to fiscal year 2022, and therefore no amounts are reported for fiscal years 2021 and 2020 in the Summary Compensation Table.
(9)Includes auto-allowance ($18,000), Global Industrial 401(k) contributions ($6,525) and dividend equivalent payments on unvested restricted stock units ($19,087).
(10)Mr. Werner served as Senior Vice President and Chief Marketing Officer of the Company until his departure effective as of April 25, 2023. Mr. Werner was not a NEO prior to fiscal year 2022, and therefore no amounts are reported for fiscal years 2021 and 2020 in the Summary Compensation Table.
(11)Includes auto-allowance ($14,400), housing and commuting costs ($16,991), Global Industrial 401(k) contributions ($6,525) and dividend equivalent payments on unvested restricted stock units ($12,134).

54 | Global Industrial Company 2023 Proxy Statement

Grants of Plan-Based Awards in 2022
The following table sets forth the estimated possible payouts of equity and non-equity incentive awards granted to our NEOs in respect of 2022 performance under the 2022 senior executive compensation plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Compensation Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)
Barry Litwin	-	180,503	1,289,305	1,432,562	47,906	—	—	1,700,000
Thomas Clark	-	64,775	259,100	453,425	2,981	7,434	32.59	194,300
Claudia Hughes	-	55,125	220,500	385,875	8,988	6,327	32.59	380,400
Manoj Shetty	-	65,663	232,650	459,638	3,022	7,536	32.59	197,000
Klaus Werner(2)	-	53,425	213,700	373,975	8,910	6,131	32.59	375,300
(1)    Amounts presented assume payment of threshold, target and maximum awards at the applicable level based on their employment terms.
(2)    Mr. Werner served as Senior Vice President and Chief Marketing Officer until his departure effective as of April 25, 2023, at which time, pursuant to the terms of Mr. Werner's 2022 grants, the unvested portion of his 2022 stock awards and unvested portion of his 2022 options award were forfeited. The table reflects estimated possible payouts as of December 31, 2022 only, when Mr. Werner was still in the Company's employ.

Global Industrial Company 2023 Proxy Statement | 55

Outstanding Equity Awards at Year-End for Fiscal Year 2022
The following table sets forth information regarding stock option and restricted stock unit awards previously granted to our NEOs which were outstanding at the end of fiscal year 2022.
The market value of the unvested stock award is based on the closing price of one share of our common stock as of December 30, 2022, the last trading day of the fiscal year 2022, which was $23.53.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Barry Litwin	29,183	50,000(1)	23.14	01/07/29	12,100(2)	284,713
	2,117	6,348(3)	44.17	02/21/31	14,136(4)	332,620
					14,064(5)	330,926
					2,547(6)	59,931
					17,903(7)	421,258
					24,002(8)	564,767
Thomas Clark	2,500	0(3)	6.01(9)	02/01/26	2,878(10)	67,719
	25,000	0(3)	6.02(9)	11/10/26	1,767(11)	41,578
	18,711	6,237	23.72	01/17/29	1,805(13)	42,472
	4,923	4,922(3)	23.65	02/10/30	2,981(14)	70,143
	1,338	4,012(3)	44.17	02/21/31
	7,434	0(3)	32.59	02/13/32
Claudia Hughes	1,464	4,391(3)	44.17	02/21/31	1,976(13)	46,495
	0	6,327(3)	32.59	02/13/32	2,537(14)	59,696
					6,451(15)	151,792
Manoj Shetty	24,250	0(12)	23.72	01/17/29	2,798(10)	65,837
	5,088	5,086(3)	23.65	02/10/30	1,826(11)	42,966
	1,356	4,067(3)	44.17	02/21/31	1,829(13)	43,036
	0	7,536(3)	32.59	02/13/32	3,022(14)	71,108
Klaus Werner(16)	1,981	3,962(3)	22.93	02/24/30	1,400(11)	32,942
	1,028	3,083(3)	44.17	02/21/31	1,387(13)	32,636
	0	6,131(3)	32.59	02/13/32	2,459(14)	57,860
					6,451(15)	151,792
(1)The stock options vest as follows: 20% of the stock options will vest on the first anniversary of the grant date, 20% will vest on the second anniversary and 10% will vest on each subsequent anniversary of the grant date. The grant date was January 17, 2019.
(2)The time-based restricted stock units vest as follows: 6,051 units on January 7, 2020; 6,050 units on January 7, 2021; 6,050 units on January 7, 2022; 6,050 units on January 7, 2023; and 6,050 units on January 7, 2024.
(3)The Stock options vest 25% per year over four years from date of grant. The grant date for each stock option is ten years prior to the stock option expiration date.
(4)The time-based restricted stock units vest as follows: 7,068 units on January 7, 2021; 7,068 units on January 7, 2022; 7,068 units on January 7, 2023; and 7,068 units on January 7, 2024.
(5)The time-based restricted stock units vest as follows: 4,688 units on January 7, 2022; 4,688 units on January 7, 2023; 4,688 units on January 7, 2024; and 4,688 units on January 7, 2025.
(6)The time-based restricted stock units vest as follows: 849 units on February 21, 2022; 849 units on February 21, 2023; 849 units on February 21, 2024; and 849 units on February 21, 2025.
(7)The time-based restricted stock units vest as follows: 4,476 units on January 7, 2023; 4,476 units on January 7, 2024; 4,476 units on January 7, 2025; and 4,475 units on January 7, 2026.
(8)The time-based restricted stock units vest as follows: 6,001 units on July 1, 2022; 6,001 units on July 1, 2023; 6,000 units on July 1, 2024; and 6,000 units on July 1, 2025.
(9)On January 17, 2019, the exercise price of each outstanding stock option was amended to reduce such exercise price by $2.30.
(10)The performance-based restricted stock units vest over four years through 2023 based upon year over year growth in Adjusted Operating Income.
(11)The performance-based restricted stock units vest over four years through 2024 based upon year over year growth in Adjusted Operating Income.
(12)The stock options vest 25% per year over four years from December 31, 2018. The grant date was January 17, 2019.
(13)The performance-based restricted stock units vest over four years through 2025 based upon year over year growth in Adjusted Operating Income.
(14)The performance-based restricted stock units vest over four years through 2026 based upon year over year growth in Adjusted Operating Income.
(15)The time-based restricted stock units vest as follows: 1,613 units on July 1, 2023; 1,613 units on July 1, 2024; 1,613 units on July 1, 2025; and 1,612 units on July 1, 2026.
(16)Mr. Werner served as Senior Vice President and Chief Marketing Officer until his departure effective as of April 25, 2023, at which time, pursuant to the terms of Mr. Werner's grants noted in this table, the unvested portion of his stock awards and unvested portion of his options awards were forfeited. The table reflects outstanding equity awards at the end of fiscal year 2022 only, when Mr. Werner was still in the Company's employ.

56 | Global Industrial Company 2023 Proxy Statement

Option Exercises and Stock Vested for Fiscal Year 2022
The table below shows stock options that were exercised, and restricted stock units that vested, during fiscal year 2022 for each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Barry Litwin	0	0	6,050(1) 7,068(2) 4,688(3) 849(4) 6,001(5)	230,566 269,361 178,660 25,351 200,013
Thomas Clark	0	0	1,617(6) 607(7) 341(8)	52,968 19,782 11,113 0 0
Claudia Hughes	0	0	373(8)	12,156
Manoj Shetty	0	0	1,572(6) 628(7) 346(8)	51,231 20,467 11,276 0 0
Klaus Werner	0	0	482(7) 262(8)	15,708 8,539
(1)The time-based restricted stock units vest as follows: 6,051 units on January 7, 2020; 6,050 units on January 7, 2021; 6,050 units on January 7, 2022; 6,050 units on January 7, 2023; and 6,050 units on January 7, 2024.
(2)The time-based restricted stock units vest as follows: 7,068 units on January 7, 2021; 7,068 units on January 7, 2022; 7,068 units on January 7, 2023; and 7,068 units on January 7, 2024.
(3)The time-based restricted stock units vest as follows: 4,688 units on January 7, 2022; 4,688 units on January 7, 2023; 4,688 units on January 7, 2024; and 4,688 units on January 7, 2025.
(4)The time-based restricted stock units vest as follows: 849 units on February 21, 2022; 849 units on February 21, 2023; 849 units on February 21, 2024; and 849 units on February 21, 2025.
(5)The time-based restricted stock units vest as follows: 6,001 units on July 1, 2022; 6,001 units on July 1, 2023; 6,000 units on July 1, 2024; and 6,000 units on July 1, 2025.
(6)Pursuant to a grant of performance-based restricted stock units on January 17, 2019.
(7)Pursuant to a grant of performance-based restricted stock units on February 10, 2020. Value realized on vesting of this award is deferred until the earlier of a four-year vesting period or termination of employment.
(8)Pursuant to a grant of performance-based restricted stock units on February 21, 2021. Value realized on vesting of this award is deferred until the earlier of a four-year vesting period or termination of employment.

Global Industrial Company 2023 Proxy Statement | 57

Employment Arrangements with Named Executive Officers
The 2023 salary levels discussed below reflect the Compensation Committee’s view that such levels are appropriate in light of the current business performance and expected performance in 2023 and takes into account the other compensation elements applicable to each employee.

Barry Litwin. The Company entered into an employment agreement with Mr. Litwin to employ him as Chief Executive Officer, commencing January 7, 2019 (the "Commencement Date"). The agreement provides for a minimum annual base salary of $825,000 and an annual cash bonus in an amount to be determined by the Company under its senior executive compensation plan, which cash bonus generally will range from 0%-150% of Mr. Litwin’s annual base salary, with an on-target performance payout of 135% of annual base salary, assuming Mr. Litwin meets the performance objectives (including the financial and other performance objectives) established for him by the Company. In addition, on each anniversary of the Commencement Date, he shall receive an equity grant of time-based restricted stock units equal to the quotient of $700,000 divided by the then per share fair market value of the Company’s common stock as quoted on the NYSE at the close of business on the day prior to each such anniversary date. The initial grant of time-based restricted stock units shall vest over five years in equal 20% installments commencing on the one-year anniversary date of such grant date provided that Mr. Litwin is still employed by the Company. Thereafter, each subsequent annual grant of time-based restricted stock units shall vest over four years in equal 25% installments commencing on the one-year anniversary date of each such annual grant provided Mr. Litwin is still employed by the Company. Mr. Litwin is also entitled to a car allowance. Mr. Litwin's salary for 2023 is set at $983,700. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 59 of this Proxy Statement.

Thomas Clark. Mr. Clark has no employment agreement and is an “at will” employee. Mr. Clark’s non-equity incentive compensation for 2022, like that of our other senior executives, was determined as described above under the heading 2022 Senior Executive Compensation Plan. Mr. Clark’s base salary for 2023 is set at $536,400. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 59 of this Proxy Statement.

Claudia Hughes. Ms. Hughes has no employment agreement and is an “at will” employee. Ms. Hughes' non-equity incentive compensation for 2022, like that of our other senior executives, was determined as described above under the heading 2022 Senior Executive Compensation Plan. Ms. Hughes' base salary for 2023 is set at $454,200. Compensation that may become payable following the termination of her employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 59 of this Proxy Statement.

Manoj Shetty. Mr. Shetty has no employment agreement and is an “at will” employee. Mr. Shetty’s non-equity incentive compensation for 2022, like that of our other senior executives, was determined as described above under the heading 2022 Senior Executive Compensation Plan. Mr. Shetty’s base salary for 2023 is set at $535,800. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 59 of this Proxy Statement.

Klaus Werner. Mr. Werner had no employment agreement and was an “at will” employee. Mr. Werner's non-equity incentive compensation for 2022, like that of our other senior executives, was determined as described above under the heading 2022 Senior Executive Compensation Plan. Mr. Werner's base salary for 2023 was set at $440,200. As noted herein, Mr. Werner served as Senior Vice President and Chief Marketing Officer until his departure effective as of April 25, 2023 and compensation became payable to Mr. Werner as described below on page 63 of this Proxy Statement.

58 | Global Industrial Company 2023 Proxy Statement

Potential Payments Upon Termination of Employment or Change in Control
Cash Distributions Upon Termination
Barry Litwin. Mr. Litwin’s employment agreement is terminable upon death or total disability, by the Company for Cause (as defined in his employment agreement) or without Cause, or by Mr. Litwin voluntarily for any reason or by Mr. Litwin for Good Reason (as defined in his employment agreement). In the event of termination for death, total disability, Cause or voluntary termination (except for Good Reason) by Mr. Litwin the Company will owe no further payments other than as applicable under disability or medical plans and any accrued but unused vacation time (up to four weeks) and reimbursement of reasonable expenses incurred by him on behalf of the Company. In the event of termination for death or total disability, Mr. Litwin would also receive a Pro-Rated Bonus (as defined in his employment agreement). If Mr. Litwin resigns for Good Reason or if the Company terminates him for any reason other than total disability, death or Cause, he shall also receive in addition to the payments described above for other terminations, severance payments equal to twelve months’ base salary, his Target Bonus (as defined in his employment agreement) and reimbursement of costs for COBRA insurance coverage for up to twelve months.

Claudia Hughes. Pursuant to Ms. Hughes' offer letter, if her employment is terminated by the Company without cause, Ms. Hughes shall be entitled to receive severance pay equal to six months' base salary.

Klaus Werner. Pursuant to Mr. Werner's offer letter, if his employment is terminated by the Company without cause, Mr. Werner shall be entitled to receive severance pay equal to six months' base salary.

Equity Distributions Upon Termination
Barry Litwin. Pursuant to the time-based restricted stock unit agreements with Mr. Litwin (dated January 7, 2019, January 7, 2020, January 7, 2021, February 21, 2021, January 7, 2022 and July 1, 2022): (i) if Mr. Litwin is terminated for Cause (as defined in his employment agreement), any unvested portion of his time-based restricted stock units will terminate and be forfeited; (ii) if Mr. Litwin's employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason (as defined in his employment agreement) within twelve months following a Change In Control (as defined in his employment agreement), he will become immediately vested in all unvested time-based restricted stock units and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested timed-based restricted stock units; and (iii) if Mr. Litwin's employment is terminated due to total disability or death, his estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested timed-based restricted stock units and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested timed-based restricted stock units. In addition, except with respect to the agreement dated July 1, 2022, in the event of termination without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted timed-based restricted stock units that would otherwise have vested if his employment had not been so terminated shall accelerate and be vested as of the date of termination.

Pursuant to the stock option agreements with Mr. Litwin (dated January 7, 2019 and February 21, 2021), if Mr. Litwin's employment is terminated by the Company without Cause (as defined in his employment agreement) or by Mr. Litwin for Good Reason (as defined in his employment agreement) within twelve months with respect to the agreement dated January 7, 2019, or within six months with respect to the agreement dated February 21, 2021, following a Change in Control (as defined in his employment agreement), Mr. Litwin will become immediately vested in all outstanding unvested stock options, and all of Mr. Litwin's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination. In addition, with respect to Mr. Litwin's stock option agreement dated January 7, 2019, in the event of termination without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted options that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.

Thomas Clark, Claudia Hughes, Manoj Shetty and Klaus Werner. Pursuant to (i) each of the performance-based restricted stock unit agreements with Mr. Clark (dated January 17, 2019, February 10, 2020, February 21, 2021 and February 24, 2022); Ms. Hughes (dated February 21, 2021, February 24, 2022 and July 1, 2022); Mr. Shetty (dated January 17, 2019, February 10, 2020, February 21, 2021 and February 24, 2022); and Mr. Werner (dated February 24, 2020, February 21, 2021 and February 24, 2022) and (ii) each of the time-based restricted stock unit agreements with Ms. Hughes (dated July 1, 2023) and Mr. Werner (dated July 1, 2023): (a) if the applicable NEO is terminated for Cause (as defined in the applicable agreement), any unvested portion of his/her restricted stock units will terminate and be forfeited; (b) if the applicable NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change in Control (as defined in the applicable agreement), he/she will become immediately vested in all unvested restricted units and will

Global Industrial Company 2023 Proxy Statement | 59

become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units; and (c) if the applicable NEO’s employment is terminated due to total disability or death, his/her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted units and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
Pursuant to the stock option agreements with Mr. Clark (dated February 10, 2020, February 21, 2021 and February 24, 2022); Ms. Hughes (dated February 21, 2021 and February 24, 2022); Mr. Shetty (dated February 10, 2020, February 21, 2021 and February 24, 2022); and Mr. Werner (dated February 24, 2020, February 21, 2021 and February 24, 2022): if the applicable NEO's employment is terminated by the Company without Cause (as defined in the applicable agreement) or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change In Control (as defined in the applicable agreement), he/she will become immediately vested in all outstanding unvested stock options, and all of the applicable NEO's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.

Pursuant to our standard option agreements, in the event the employment of any of our NEOs is terminated for any reason other than death, total disability or Cause (as defined in the applicable agreement), the vested portions of his/her options will be exercisable for up to three months, and the unvested portion will be forfeited. In the event of death or total disability, the vested portion of his/her options will be exercisable for up to one year, and the unvested portion will be forfeited. In the event of termination for Cause, all unexercised options (vested and unvested) will be forfeited.

60 | Global Industrial Company 2023 Proxy Statement

The tables below describe potential payments and benefits payable upon termination of employment or change In control as of December 31, 2022, the last day of fiscal year 2022 to each NEO and using the closing price of our common stock on December 30, 2022, the last trading day of fiscal year 2022. These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of employment or the date of the change in control. We also retain the discretion to provide additional payments or benefits to any of our NEOs upon any termination of employment or change in control.
Barry Litwin

	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	2,244,305(1)	1,289,305(2)	-	2,244,305(1)
Value of Accelerated Vesting of Stock Option Awards	3,900(3)	-	-	19,500(4)
Value of Accelerated Vesting of Time-Based Restricted Stock Unit Awards	544,272(5)	1,994,215(6)	-	1,994,215(6)
Medical and Other Benefits	48,500(7)	-	-	48,500(7)
Total	2,840,977	2,739,247	-	3,762,247
(1)Represents twelve months’ base salary ($955,000) and Target Bonus for fiscal year 2022 ($1,289,305).
(2)Represents Target Bonus for fiscal year 2022 ($1,289,305).
(3)Represents accelerated vesting of 10,000 stock options. Pursuant to Mr. Litwin’s stock option agreement (dated January 7, 2019), if Mr. Litwin’s employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted options that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
(4)Represents accelerated vesting of 56,348 stock options, of which 6,348 were out of the money. Pursuant to the stock option agreements with Mr. Litwin (dated January 7, 2019 and February 21, 2021), if Mr. Litwin's employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason within twelve months with respect to the agreement dated January 7, 2019, or within six months with respect to the agreement dated February 21, 2021, in each case, following a Change in Control, Mr. Litwin will become immediately vested in all outstanding unvested stock options, and all of Mr. Litwin's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(5)Represents accelerated vesting of 23,130 unvested time-based restricted stock units. Pursuant to Mr. Litwin’s time-based restricted stock unit agreements (January 7, 2019, January 7, 2020, January 7, 2021, February 24, 2021 and January 7, 2022), if Mr. Litwin’s employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted time-based restricted stock units that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
(6)Represents accelerated vesting of 84,752 unvested time-based restricted stock units. Pursuant to Mr. Litwin’s time-based restricted stock unit agreement (dated January 7, 2019, January 7, 2020, January 7, 2021, February 24, 2021, January 7, 2022 and July 1, 2022), if Mr. Litwin’s employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason within twelve months following a Change In Control or if Mr. Litwin's employment is terminated due to death or total disability, all unvested time-based restricted stock units shall accelerate and be vested as of the date of termination.
(7)Represents reimbursement of medical, vision and dental insurance payments under COBRA for twelve months.

Global Industrial Company 2023 Proxy Statement | 61

Thomas Clark

Type of Payment	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	-	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	-	0(1)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards	-	154,192(2)	-	154,192(2)
Medical and Other Benefits	-	-	-	-
Total	-	154,192	-	154,192
(1)Represents accelerated vesting of 15,533 stock options, all of which were out of the money as of December 31, 2022. Pursuant to Mr. Clark’s stock option agreements (dated February 10, 2020, February 21, 2021 and February 24, 2022), if Mr. Clark’s employment is terminated by the Company without Cause or by Mr. Clark for Good Reason within six months following a Change In Control, he will become immediately vested in all outstanding unvested stock options, and all of Mr. Clark’s outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(2)Represents accelerated vesting of 6,553 unvested performance-based restricted stock units. Pursuant to Mr. Clark’s performance-based restricted stock unit agreements (dated January 17, 2019, February 10, 2020, February 21, 2021 and February 24, 2022), if Mr. Clark’s employment is terminated by the Company without Cause or by Mr. Clark for Good Reason within six months following a Change In Control or if Mr. Clark's employment is terminated due to death or total disability, all unvested performance-based restricted stock units shall accelerate and be vested as of the date of termination.
Claudia Hughes

Type of Payment	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	220,500(1)	-	-	220,500(1)
Value of Accelerated Vesting of Stock Option Awards	-	-	-	0(2)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	257,983(3)	-	257,983(3)
Medical and Other Benefits	-	-	-	-
Total	220,500	257,983	-	478,483
(1)Represents six-months' base salary.
(2)Represents accelerated vesting of 10,718 stock options, all of which were out of the money as of December 31, 2022. Pursuant to Ms. Hughes' stock option agreements (dated February 21, 2021 and February 24, 2022), if Ms. Hughes' employment is terminated by the Company without Cause or by Ms. Hughes for Good Reason within six months following a Change In Control, she will become immediately vested in all outstanding unvested stock options, and all of Ms. Hughes' outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(3)Represents accelerated vesting of 4,513 unvested performance-based restricted stock units and 6,451 unvested time-based restricted stock units. Pursuant to Ms. Hughes' performance-based restricted stock unit agreements (dated February 21, 2021 and February 24, 2022) and Ms. Hughes' time-based restricted stock unit agreement (dated July 1, 2022), if Ms. Hughes' employment is terminated by the Company without Cause or by Ms. Hughes for Good Reason within six months following a Change In Control or if Ms. Hughes' employment is terminated due to death or total disability, all unvested units shall accelerate and be vested as of the date of termination.

62 | Global Industrial Company 2023 Proxy Statement

Manoj Shetty

Type of Payment	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	-	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	-	0(1)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards	-	222,947(2)	-	222,947(2)
Medical and Other Benefits	-	-	-	-
Total	-	222,947	-	222,947
(1)Represents accelerated vesting of 16,689 stock options, all of which were out of the money as of December 31, 2022. Pursuant to Mr. Shetty's stock option agreements (dated February 10, 2020, February 21, 2021 and February 24, 2022), if Mr. Shetty's employment is terminated by the Company without Cause or by Mr. Shetty for Good Reason within six months following a Change In Control, he will become immediately vested in all outstanding unvested stock options, and all of Mr. Clark’s outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(2)Represents accelerated vesting of 9,475 unvested performance-based restricted stock units. Pursuant to Mr. Shetty's performance-based restricted stock unit agreements (dated January 17, 2019, February 10, 2020, February 21, 2021 and February 24, 2022), if Mr. Shetty's employment is terminated by the Company without Cause or by Mr. Shetty for Good Reason within six months following a Change In Control or if Mr. Shetty's employment is terminated due to death or total disability, all unvested units shall accelerate and be vested as of the date of termination.
Klaus Werner(1)

Type of Payment	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	213,700(2)	-	-	213,700(2)
Value of Accelerated Vesting of Stock Option Awards	-	-	-	2,377(3)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	275,230(4)	-	275,230(4)
Medical and Other Benefits	-	-	-	-
Total	213,700	275,230	-	491,307
(1)As noted herein, Mr. Werner served as Senior Vice President and Chief Marketing Officer until his departure effective as of April 25, 2023 and in accordance with his offer letter upon separation he became entitled to payment of six months' base salary ($220,100).
(2)Represents six-months' base salary.
(3)Represents accelerated vesting of 13,176 stock options. Pursuant to Mr. Werner's stock option agreements (dated February 24, 2020, February 21, 2021 and February 24, 2022), if Mr. Werner's employment had been terminated by the Company without Cause or by Mr. Werner for Good Reason within six months following a Change In Control, he would have become immediately vested in all outstanding unvested stock options, and all of Mr. Werner's outstanding options would have remained exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(4)Represents accelerated vesting of 5,246 unvested performance-based restricted stock units and 6,451 unvested time-based restricted stock units. Pursuant to Mr. Werner's' performance-based restricted stock unit agreements (dated February 24, 2020, February 21, 2021 and February 24, 2022) and Mr. Werner's time-based restricted stock unit agreement (dated July 1, 2022), if Mr. Werner's employment is terminated by the Company without Cause or by Mr. Werner for Good Reason within six months following a Change In Control or if Mr. Werner's employment is terminated due to death or total disability, all unvested units shall accelerate and be vested as of the date of termination.

Global Industrial Company 2023 Proxy Statement | 63

CEO Pay Ratio Disclosure
As permitted under the SEC rules, in order to identify our “median employee” to compare to our CEO, we took into account our entire employee population (other than our CEO) at December 31, 2022, located in the United States, Canada, and India, including full, part-time employees and temporary/seasonal employees ([1,650] employees). We used the compensation components utilized in the Summary Compensation Table on page 54 of this Proxy Statement for the period from January 1, 2022 to December 31, 2022 as the compensation measure to identify the median employee, and the median employee’s compensation. We annualized total compensation for those employees who commenced work during 2022 and excluded our cost of providing health and wellness benefits for all employees.

The pay ratio specified below is a reasonable estimate calculated in a manner that is intended to be consistent with Item 402(u) of Regulation S-K under the Exchange Act. In calculating Total Compensation for our median employee and CEO, we included, among other things, base salary, overtime, incentive payments, and stock-based compensation (based on the grant date fair value of awards granted during 2022); therefore, the CEO's Total Compensation for purposes of this calculation matches the Total Compensation described in the Summary Compensation Table on page 54 of this Proxy Statement.

The median team member's estimated Total Compensation for 2022 was $51,000. The ratio of CEO pay to median team member pay is estimated to be 83 to 1.

64 | Global Industrial Company 2023 Proxy Statement

Pay Versus Performance
Background
The following section has been prepared in accordance with the SEC’s new pay versus performance (“PvP”) disclosure rules. Under the PvP rules, the SEC has developed a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared here to certain performance measures defined by the SEC.

Pay Versus Performance Table
In accordance with the SEC’s PvP rules, below is the required tabular disclosure for the Principal Executive Officer
(“PEO”) and the average for the NEOs excluding the PEO (“Non-PEO NEOs”) for 2022, 2021 and 2020.

Year (a)	Summary Compensation Table Total for PEO(1)(2) ($) (b)	Compensation Actually Paid to PEO(3)(4) ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)(d)	Average Compensation Actually Paid to Non-PEO NEOs (e)(1)(3)(4)	Value of Initial Fixed $100 Investment Based On:(5)		Net Income ($mm) (h)	Adjusted Operating Income ($mm) (i)
					Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)
2022	4,237,236	2,166,146	1,036,904	703,292	113.95	138.39	78.8	105.2
2021	2,994,500	3,543,568	1,075,700	963,934	193.48	202.44	103.3	88.0
2020	3,043,500	4,189,473	1,155,400	1,432,153	162.81	141.94	65.4	84.1
(1)Mr. Litwin was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are as follows:
2022: Thomas Clark, Claudia Hughes, Manoj Shetty and Klaus Werner.
2021: Richard Leeds, Bruce Leeds, Robert Leeds, Thomas Clark and Eric Lerner.
2020: Richard Leeds, Bruce Leeds, Robert Leeds, Thomas Clark, Ritesh Chaturbedi, Robert Dooley and Eric Lerner.
(2)The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Litwin for each corresponding year in the Total Compensation column of the Summary Compensation Table. See Summary Compensation Table on page 54 of this Proxy Statement.
(3)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each corresponding year, adjusted as described in footnote 4 below.
(4)For each of 2022, 2021 and 2020, the values included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively.

PEO		2022	2021	2020
Summary Compensation Table ("SCT") Total for PEO (column (b))		$4,237,236	$2,994,500	$3,043,500
-	aggregate change in actuarial present value of pension benefits	$—	$—	$—
+	service cost of pension benefits	$—	$—	$—
+	prior service cost of pension benefits	$—	$—	$—
-	SCT “Stock Awards” column value	$(1,700,000)	$(850,000)	$(700,000)
-	SCT “Option Awards” column value	$—	$(150,000)	$—
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$986,025	$1,033,908	$1,010,159
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(1,463,516)	$444,935	$849,800
+	vesting date fair value of equity awards granted and vested in the covered year	$200,013	$—	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$(93,612)	$70,225	$(13,986)
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$—	$—	$—
+	dollar value of dividends/earnings paid on equity awards in the covered year	$—	$—	$—
+	excess fair value for equity award modifications	$—	$—	$—
Compensation Actually Paid to PEO (column (c))		$2,166,146	$3,543,568	$4,189,473

Global Industrial Company 2023 Proxy Statement | 65

Average for Non-PEO NEOs		2022	2021	2020
Average SCT Total for Non-PEO NEOs (column (d))		$1,036,904	$1,075,700	$1,155,400
-	aggregate change in actuarial present value of pension benefits	$—	$—	$—
+	service cost of pension benefits	$—	$—	$—
+	prior service cost of pension benefits	$—	$—	$—
-	SCT “Stock Awards” column value	$(197,150)	$(18,960)	$(71,400)
-	SCT “Option Awards” column value	$(89,625)	$(18,960)	$(71,557)
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$187,539	$33,741	$247,991
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(161,246)	$17,720	$138,509
+	vesting date fair value of equity awards granted and vested in the covered year	$—	$—	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$(73,130)	$28,086	$33,210
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$—	$(153,393)	$—
+	dollar value of dividends/earnings paid on equity awards in the covered year	$—	$—	$—
+	excess fair value for equity award modifications	$—	$—	$—
	Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$703,292	$963,934	$1,432,153
(5)For each of 2022, 2021 and 2020, total shareholder return for the Company and the peer group represents the dollar value as of December 31, 2022, 2021 and 2020, of a deemed fixed investment of $100 at market close on December 31, 2019, assuming reinvestment of dividends. The Peer Group TSR set forth in this table utilizes the S&P Retail Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022.

Tabular List of Financial Performance Measures
The following table lists the financial performance measures that we believe represent the most important financial performance measures used to link compensation actually paid to our NEOs for 2022 to Company performance.

Most Important Performance Measures (3 to 7 metrics w/o ranking)
Net Sales
Gross Profit
Gross Margin
Adjusted Operating Income

66 | Global Industrial Company 2023 Proxy Statement

Pay Versus Performance Relationship Descriptions
The following graphical comparisons illustrate the relationships for each of 2022, 2021 and 2020 of the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs to (i) Global Industrial TSR and the Peer Group TSR, (ii) Net Income and (iii) Adjusted Operating Income, the performance measures set forth in columns (f), (h) and (i) of the Pay Versus Performance table.

Relationship Between CAP and TSR
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP, Global Industrial TSR and Peer Group TSR.

Relationship Between Compensation Actualy Paid and Global Industrial TSR and Peer Group TSR
Compensation Actually Paid
Total Shareholder Return
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$250
$200
$150
$100
$50
$0
162.8
141.9
202.4
193.5
138.4
114.0
2020
2021
2022
PEO CAP
Avg. Non-PEO NEO CAP
Global Industrial TSR
Peer Group TSR

Global Industrial Company 2023 Proxy Statement | 67

Relationship Between CAP and Net Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and the Company's Net Income for the last three completed fiscal years.

Relationship Between CAP and Company Selected Measure, Adjusted Operating Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and Adjusted Operating Income for the last three completed fiscal years.

Relationship Between Compensation Actually Paid and Adjusted Operating Income
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
Adjusted Operating Income
84,100,000
88,000,000
105,200,000
2020
2021
2022
PEO CAP
Avg. Non-PEO NEO CAP
Adjusted Operating Income

68 | Global Industrial Company 2023 Proxy Statement

Proposal No. 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2023
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and approves the audit engagement letter with Ernst & Young LLP and its audit fees. The Audit Committee has appointed Ernst & Young LLP as the Company's independent auditor for fiscal year 2023 and believes that the continued retention of Ernst & Young LLP as our independent auditor is in the best interest of Global Industrial and our stockholders.

While not required by law, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023 at the Annual Meeting as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will consider whether it is appropriate to appoint another audit firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different audit firm at any time during the fiscal year if it determines that such a change would be in the best interest of Global Industrial and our stockholders.
We expect representatives of Ernst & Young LLP to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Fees Paid to our Independent Auditor
The following table sets forth the fees billed to us by Ernst & Young LLP for services in fiscal year 2022 and 2021, all of which were pre-approved by the Audit Committee:

Fee Category	2022 ($)	2021 ($)
Audit fees(1)	1,338,100	1,279,100
Audit-related fees(2)	0	0
Tax fees(3)	0	0
All other fees(4)	54,500	5,000
Total	1,392,600	1,284,100
(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2022 or 2021.
(4)Consists of fees billed for other professional services rendered to the Company.
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for approving every engagement of Global Industrial’s independent auditor to perform audit or non-audit services on behalf of Global Industrial or any of its subsidiaries before such auditors can be engaged to provide those services. The Audit Committee does not delegate its pre-approval authority. The Audit Committee is not permitted to engage the independent auditor to perform any non-audit services proscribed by law or regulation. The Audit Committee has reviewed the services provided to Global Industrial by Ernst & Young LLP and believes that the non-audit/review services it has provided are compatible with maintaining the auditor’s independence.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2023.

Global Industrial Company 2023 Proxy Statement | 69

Report of the Audit Committee
The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000, is reviewed annually, and was most recently revised in February 2022 and reviewed in February 2023. As set forth in its charter, the Audit Committee’s job is one of oversight. Management is responsible for Global Industrial’s financial statements, internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with our policies and legal requirements. Our independent auditors are responsible for performing independent audits of our consolidated financial statements and the effectiveness of our internal controls in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of reports thereon; they also perform limited reviews of our unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board. It also investigates matters related to our financial statements and controls as it deems appropriate. In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Global Industrial management and by the independent registered public accountants, as well as by other experts that the Audit Committee hires.
The Audit Committee met with our independent auditors to review and discuss the overall scope and plans for the audit of our consolidated financial statements for the year ended December 31, 2022. The Audit Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements as well as the independent auditors’ evaluation of our internal controls and the overall quality of our financial reporting.
Management represented to the Audit Committee that our consolidated financial statements for fiscal year 2022 were prepared in accordance with U.S. generally accepted accounting principles. In connection with these responsibilities, the Audit Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2022 audited consolidated financial statements. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Ernst & Young LLP the firm’s independence.
Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, to the Committee, the Audit Committee recommended to the Board that the financial statements of Global Industrial for fiscal year 2022 as audited by Ernst & Young LLP be included in Global Industrial’s Annual Report on Form 10-K filed with the SEC.
Submitted by the Audit Committee of the Board,
Chad M. Lindbloom (Chairman)
Paul S. Pearlman
Robert D. Rosenthal

70 | Global Industrial Company 2023 Proxy Statement

Proposal No. 3 – Advisory (Non-Binding) Vote on the Compensation of the Company's Named Executive Officers
Section 14A of the Exchange Act and the related rules of the SEC require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is commonly referred to as Say-on-Pay.

As described in the section, “Compensation Discussion and Analysis,” we seek to closely align the interests of our NEOs with the interests of our stockholders. We align our executive compensation with stockholder returns by providing a significant portion of our NEOs' compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee. Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Subject to the outcome of the advisory (non-binding) vote on the frequency of the Say-on-Pay vote in the future (Proposal No. 4 below), we expect to hold this Say-on-Pay vote annually, with the next vote expected to occur at our 2024 annual meeting of stockholders.

Accordingly, we ask our stockholders to vote on the following resolution at this meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”, on an advisory, non-binding basis.

The Board of Directors unanimously recommends a vote "FOR" the advisory (non-binding) approval of the compensation of the Company's named executive officers.

Global Industrial Company 2023 Proxy Statement | 71

Proposal No. 4 – Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation
In addition to the advisory Say-on-Pay vote described in Proposal No. 3 above, we also are asking our stockholders to provide an advisory (non-binding) vote on how frequently stockholders should have the opportunity to cast an advisory Say-on-Pay vote, as required by Section 14A of the Exchange Act. This Say-on-Pay frequency vote is required to be held at least once every six years. As previously approved by the stockholders, the Company currently conducts the Say-on-Pay vote once every THREE years.

In keeping with the Company's commitment to good governance, in March 2023, on the recommendation of the Nominating/Corporate Governance Committee under Mr. Rosenthal's leadership, and with full support of the Board and its Executive Chairman, the Board unanimously voted to recommend that stockholders adopt an annual frequency Say-on-Pay advisory vote. This recommendation is in line with guidance from stockholder advisory firms that supports annual frequency Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion.

Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into account the outcome of the vote when considering how often to include a Say-on-Pay vote in our proxy materials. You may vote for this proposal by choosing one of the four choices on the proxy card: 1 year, 2 years, 3 years or Abstain.

The Board of Directors unanimously recommends that you vote, on an advisory basis, for a frequency of "1 Year" for future advisory votes on executive compensation.

72 | Global Industrial Company 2023 Proxy Statement

Security Ownership Information
The following table provides certain information regarding the beneficial ownership of Global Industrial common stock as of April 11, 2023, by:
•our directors;
•our named executive officers set forth in the Summary Compensation Table on page 54 of this Proxy Statement;
•all current executive officers and directors as a group; and
•each person known by us to own beneficially more than 5% of our outstanding common stock.

A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power in 60 days. Investment power means the power to direct the sale or other disposition of the shares. Except as otherwise described in the notes below, information on the number of shares beneficially owned is as of April 11, 2023, and the listed beneficial owners have sole voting and investment power. A total of 38,017,076 shares of our common stock were outstanding as of April 11, 2023.
The address for each beneficial owner, unless otherwise noted, is c/o Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050.
Security Ownership of Certain Beneficial Owners and Management

Name of Beneficial Owner	Shares of Common Stock (a)	Restricted Stock Units vesting within 60 days (1)	Stock Options currently exercisable or becoming exercisable within 60 days(1)	Percent of Common Stock
Richard B. Leeds(2)	15,458,176	-	-	40.66%
Bruce Leeds(3)	13,213,806	-	-	34.76%
Robert Leeds(4)	16,064,244	-	-	42.26%
Barry Litwin	58,683	-	43,416	*
Chad M. Lindbloom	4,821	1,479	-	*
Paul S. Pearlman	5,249	1,479	-	*
Robert D. Rosenthal	75,060	1,479	10,000	*
Thomas R. Suozzi	-	-	-	*
Thomas Clark	30,747	-	64,158	*
Claudia Hughes	3,368		4,500	*
Manoj Shetty	11,833		12,227	*
Klaus Werner	4,643		7,551	*
All of our current directors and executive officers (15 persons)	25,047,448	4,437	156.607	66.34%

(a)     Amounts listed in this column may include shares held in partnerships or trusts that are counted in more than one individual’s total.
*     less than 1%
(1)In computing the percentage of shares owned by each person and by the group, these restricted stock units and stock options, as applicable, were added to the total number of outstanding shares of common stock for the percentage calculation.
(2)Includes 1,623,675 shares owned by Mr. Leeds individually and 50,000 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as trustee. Also includes an aggregate of 12,788,854 shares owned by trusts for the benefit of reporting person's family members for which Mr. Leeds acts as co-trustee, 519,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 235,850 shares owned by GML Partners LP, of which a limited liability company controlled by Mr. Leeds is a general partner; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.
(3)Includes 2,503,740 shares owned by the Bruce Leeds Declaration of Trust, a trust for the benefit of Mr. Leeds and of which Mr. Leeds and 50,000 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as trustee. Also includes an aggregate of 9,900,269 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as co-trustee; 519,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.
(4)Includes 1,059,396 shares owned by the Robert Leeds Declaration Of Trust, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; 528,567 shares owned by the Robert Leeds 2020 GRAT #2, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; and 50,000 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as trustee. Also includes an aggregate of 13,335,350 shares owned by trusts for the benefit of Mr. Leeds’ family for which Mr. Leeds acts as trustee or co-trustee: 519,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other

Global Industrial Company 2023 Proxy Statement | 73

members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.

74 | Global Industrial Company 2023 Proxy Statement

Equity Compensation Plans
This table contains information as of December 31, 2022 about Global Industrial's equity compensation plans, all of which have been approved by Global Industrial's stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	509,212	$25.65	7,334,548
Equity compensation plans not approved by stockholders	-	-	-
Total	509,212	$25.65	7,334,548

Global Industrial Company 2023 Proxy Statement | 75

Certain Relationships and Related Transactions
Related Person Transaction Policy
Our written corporate approval policy requires transactions with related persons, to be reviewed and approved or ratified by the following persons on an escalating basis:
✓ our General Counsel,
✓ our CFO,
✓ our CEO and
✓ our Nominating/Corporate Governance Committee.
In this regard, all such transactions are first discussed with the CFO and are submitted to the General Counsel’s office, including for an initial determination of whether such further related person transaction review is required.
We utilize the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of Global Industrial, any beneficial owner of more than 5% of the outstanding shares of our common stock, or any immediate family member of any such person.
In reviewing these transactions, we strive to assure that the terms of any agreement between Global Industrial and a related party is at arm’s length, fair and at least as beneficial to Global Industrial as could be obtained from third parties.
The Nominating/Corporate Governance Committee, in its discretion, may consult with third-party appraisers, valuation advisors or brokers to make such determination.
Transactions with Related Persons
Lease. On December 14, 2016, Global Equipment Company Inc., a wholly owned indirect subsidiary of Global Industrial entered into an amended and restated lease (the “Lease”) for its Port Washington, NY headquarters (the “Headquarters”). Global Industrial has leased the Headquarters since September 1988 from an entity owned by Messrs. Richard, Bruce and Robert Leeds, directors and officers of, and together with their respective affiliated entities majority stockholders of, Global Industrial (the “Landlord”). The Lease has an initial term of ten years, with two option periods to extend the lease for additional periods of five years under each option and provides that it is intended to be a “triple net” lease with Global Equipment Company Inc. to pay, or reimburse Landlord for paying, all costs and operating expenses, including taxes, insurance and maintenance expenses, associated with the Lease and the Headquarters. The Lease was reviewed and approved in accordance with the corporate approval policy noted above for related party transactions. Lease payments totaled $1,058,138 for fiscal year 2022.

Stockholders Agreement. Certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds) and family trusts of Messrs. Richard, Bruce and Robert Leeds entered into a stockholders agreement pursuant to which the parties agreed to vote in favor of the nominees for the Board designated by the holders of a majority of the shares held by such stockholders at the time of our initial public offering of the shares. In addition, the agreement prohibits the sale of the shares without the consent of the holders of a majority of the shares held by all parties to the agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144. The agreement also grants certain drag-along rights in the event of the sale of all or a portion of the shares held by holders of a majority of the shares. As of the end of fiscal year 2022, the parties bound to the stockholders agreement beneficially owned 25,221,028 shares subject to such agreement (constituting approximately 66.34% of the shares outstanding).

Pursuant to the stockholders agreement, Global Industrial granted to the parties demand and incidental, or “piggy-back,” registration rights with respect to the shares. The demand registration rights generally provide that the holders of a majority of the shares may require, subject to certain restrictions regarding timing and number of shares that Global Industrial register under the Securities Act all or part of the shares held by such stockholders. Pursuant to the incidental registration rights, Global Industrial is required to notify such stockholders of any proposed registration of any shares under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of shares held by it subject to certain restrictions. Global Industrial has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with the registration of shares pursuant to such agreement.

76 | Global Industrial Company 2023 Proxy Statement

Additional Matters
Solicitation of Proxies
The cost of soliciting proxies for the Annual Meeting will be borne by Global Industrial. In addition to solicitation by mail and over the Internet, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and Global Industrial will reimburse them for expenses in so doing.
Consistent with our voting procedure, directors, officers and other regular employees of Global Industrial, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.
Submitting Stockholder Proposals and Director Nominations for the Next Annual Meeting
Stockholder proposals intended to be included in our proxy statement for our 2024 Annual Meeting (the "2024 Annual Meeting"), including proposals for the nomination of directors, must be received by December 28, 2023 to be considered for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under Exchange Act.

Stockholders proposals submitted in accordance with our bylaws and applicable law should be mailed to Global Industrial Company, Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.
In addition to satisfying the foregoing requirements and other procedures set forth in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2024 for the 2024 Annual Meeting. Notice should be addressed to Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050, Attention: Investor Relations.
Other Matters
The Board does not know of any matter other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

Available Information
THIS PROXY STATEMENT AND THE 2022 ANNUAL REPORT, WHICH INCLUDES A COPY OF OUR FORM 10-K FOR FISCAL YEAR 2022, ARE AVAILABLE AT www.proxyvote.com OR ON OUR WEBSITE AT www.globalindustrial.com.
We maintain a website at www.globalindustrial.com. We file reports with the SEC and make available free of charge on or through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s website (www.sec.gov). The information on our website or any report we file with, or furnish to, the SEC is not part of this Proxy Statement.
Householding
The Company may elect to send a single copy of its 2022 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2022 Annual Report or this Proxy Statement, as follows:

•     stockholders owning shares through a broker, bank or other holder of record should contact such record holder directly; and
•     stockholders of record should write to the Company at 11 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations. The Company will promptly deliver such materials upon request.

Global Industrial Company 2023 Proxy Statement | 77

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 4, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 4, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it arrives on or before 11:59 P.M. ET on June 4, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10914-P90677

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

GLOBAL INDUSTRIAL COMPANY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Richard B. Leeds
02) Bruce Leeds
03) Robert Leeds
04) Barry Litwin
05) Chad M. Lindbloom
06) Paul S. Pearlman
07) Robert D. Rosenthal
08) Thomas R. Suozzi

The Board of Directors recommends that you vote FOR proposals 2 and 3:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

NOTE: To transact any other business properly brought before the Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V10915-P90677

GLOBAL INDUSTRIAL COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JUNE 5, 2023

The stockholder(s) hereby appoint(s) Adina Storch and Thomas Axmacher, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOBAL INDUSTRIAL COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Eastern Time on June 5, 2023, online at www.virtualshareholdermeeting.com/GIC2023, and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side